                                                                    EXHIBIT 4.3





================================================================================




                   AMENDED AND RESTATED DECLARATION OF TRUST

                                       OF

                            HAMILTON CAPITAL TRUST I




                        Dated as of December [__], 1998




================================================================================

                                                   TABLE OF CONTENTS

                                                                                                               Page

                                                      ARTICLE I
                                           INTERPRETATION AND DEFINITIONS


         SECTION 1.1          Definitions.........................................................................2

                                                      ARTICLE II
                                                 TRUST INDENTURE ACT

         SECTION 2.1          Trust Indenture Act; Application....................................................9
         SECTION 2.2          Lists of Holders of Securities......................................................9
         SECTION 2.3          Reports by the Property Trustee....................................................10
         SECTION 2.4          Periodic Reports...................................................................10
         SECTION 2.5          Evidence of Compliance with Conditions Precedent...................................10
         SECTION 2.6          Events of Default; Waiver..........................................................10
         SECTION 2.7          Default; Notice....................................................................12

                                                      ARTICLE III
                                                      ORGANIZATION

         SECTION 3.1          Name...............................................................................13
         SECTION 3.2          Office.............................................................................13
         SECTION 3.3          Purpose............................................................................13
         SECTION 3.4          Authority..........................................................................13
         SECTION 3.5          Title to Property of the Trust.....................................................14
         SECTION 3.6          Powers and Duties of the Administrative Trustees...................................14
         SECTION 3.7          Prohibition of Actions by the Trust and the Trustees...............................17
         SECTION 3.8          Powers and Duties of the Property Trustee..........................................17
         SECTION 3.9          Certain Duties and Responsibilities of the Property Trustee........................20
         SECTION 3.10         Certain Rights of Property Trustee.................................................22
         SECTION 3.11         Delaware Trustee...................................................................24
         SECTION 3.12         Execution of Documents.............................................................24
         SECTION 3.13         Not Responsible for Recitals or Issuance of Securities.............................24
         SECTION 3.14         Duration of Trust..................................................................24
         SECTION 3.15         Mergers............................................................................25

                                                      ARTICLE IV
                                                        SPONSOR

         SECTION 4.1          Sponsor's Purchase of Common Securities............................................27
         SECTION 4.2          Responsibilities of the Sponsor....................................................27

         SECTION 4.3          Right to Proceed...................................................................27
         SECTION 4.4          Right to Dissolve Trust............................................................28

                                                      ARTICLE V
                                                      TRUSTEES

         SECTION 5.1          Number of Trustees; Appointment of Co-Trustee......................................28
         SECTION 5.2          Delaware Trustee...................................................................29
         SECTION 5.3          Property Trustee; Eligibility......................................................29
         SECTION 5.4          Certain Qualifications of Administrative Trustees and
                              Delaware Trustee Generally.........................................................30
         SECTION 5.5          Administrative Trustees............................................................30
         SECTION 5.6          Appointment, Removal and Resignation of Trustees...................................31
         SECTION 5.7          Vacancies among Trustees...........................................................33
         SECTION 5.8          Effect of Vacancies................................................................33
         SECTION 5.9          Meetings...........................................................................33
         SECTION 5.10         Delegation of Power................................................................34
         SECTION 5.11         Merger, Conversion, Consolidation or Succession to Business........................34

                                                      ARTICLE VI
                                                    DISTRIBUTIONS

         SECTION 6.1          Distributions......................................................................34

                                                      ARTICLE VII
                                                ISSUANCE OF SECURITIES

         SECTION 7.1          General Provisions Regarding Securities............................................35
         SECTION 7.2          Issuance of Series A Capital Securities and Common Securities......................35
         SECTION 7.3          The Trust Security Certificates....................................................36
         SECTION 7.4          Execution and Delivery of Trust Security Certificates..............................37
         SECTION 7.5          Registrar, Paying Agent and Exchange Agent.........................................37
         SECTION 7.6          Registration of Transfer and Exchange of Series
                              A Capital Security Certificates....................................................37
         SECTION 7.7          Book-Entry Series A Capital Security Certificates;
                              Common Security Certificate........................................................38
         SECTION 7.8          Paying Agent to Hold Money in Trust................................................39
         SECTION 7.9          Replacement Securities.............................................................39
         SECTION 7.10         Outstanding Series A Capital Securities............................................39
         SECTION 7.11         Series A Capital Securities in Treasury............................................40
         SECTION 7.12         Cancellation.......................................................................40
         SECTION 7.13         CUSIP Numbers......................................................................40

                                                      ARTICLE VIII
                                                 DISSOLUTION OF TRUST

         SECTION 8.1          Dissolution of Trust...............................................................41

                                                      ARTICLE IX
                                                 TRANSFER OF INTERESTS


         SECTION 9.1          Transfer of Securities.............................................................42
         SECTION 9.2          Definitive Series A Capital Security Certificates..................................42
         SECTION 9.3          Temporary Securities...............................................................44
         SECTION 9.4          Deemed Security Holders............................................................45
         SECTION 9.5          Notices to Clearing Agency.........................................................45
         SECTION 9.6          Appointment of Successor Clearing Agency...........................................46

                                                      ARTICLE X
                                             LIMITATION OF LIABILITY OF
                                       HOLDERS OF SECURITIES, TRUSTEES OR OTHERS

         SECTION 10.1         Liability..........................................................................46
         SECTION 10.2         Exculpation........................................................................46
         SECTION 10.3         Fiduciary Duty.....................................................................47
         SECTION 10.4         Indemnification....................................................................48
         SECTION 10.5         Outside Businesses.................................................................51

                                                      ARTICLE XI
                                                      ACCOUNTING

         SECTION 11.1         Fiscal Year........................................................................51
         SECTION 11.2         Certain Accounting Matters.........................................................51
         SECTION 11.3         Banking............................................................................52
         SECTION 11.4         Withholding........................................................................52

                                                      ARTICLE XII
                                                AMENDMENTS AND MEETINGS

         SECTION 12.1         Amendments.........................................................................52
         SECTION 12.2         Meetings of the Holders; Action by Written Consent.................................54

                                                        ARTICLE XIII
                                           REPRESENTATIONS OF PROPERTY TRUSTEE
                                                  AND DELAWARE TRUSTEE

         SECTION 13.1         Representations and Warranties of Property Trustee.................................56
         SECTION 13.2         Representations and Warranties of Delaware Trustee.................................56

                                                        ARTICLE XIV
                                                       MISCELLANEOUS

         SECTION 14.1         Notices............................................................................57
         SECTION 14.2         Governing Law......................................................................58
         SECTION 14.3         Intention of the Parties...........................................................59
         SECTION 14.4         Headings...........................................................................59
         SECTION 14.5         Successors and Assigns.............................................................59
         SECTION 14.6         Partial Enforceability.............................................................59
         SECTION 14.7         Counterparts.......................................................................59
         TERMS OF
                  [___%]    CAPITAL SECURITIES, SERIES A
                  [___%]    COMMON SECURITIES...................................................................I-1
         EXHIBIT A-1

                  FORM OF CAPITAL SECURITY CERTIFICATE.........................................................A1-1
         EXHIBIT A-2

                  FORM OF COMMON SECURITY CERTIFICATE..........................................................A2-1

                             CROSS-REFERENCE TABLE*

Section of
Trust Indenture
Act of 1939, as                                                                                       Section of
amended                                                                                              Declaration
---------------                                                                                      -----------
        310(a)          ......................................................................           5.3
        310(b)          ......................................................................      5.3(c), 5.3(d)
        311(a)          ......................................................................          2.2(b)
        311(b)          ......................................................................          2.2(b)
        312(a)          ......................................................................          2.2(a)
        312(b)          ......................................................................          2.2(b)
         313            ......................................................................           2.3
        314(a)          ......................................................................       2.4; 3.6(j)
        314(c)          ......................................................................           2.5
        315(a)          ......................................................................           3.9
        315(b)          ......................................................................          2.7(a)
        315(c)          ......................................................................          3.9(a)
        315(d)          ......................................................................          3.9(b)
        316(a)          ......................................................................           2.6
        316(c)          ......................................................................          3.6(e)
        317(a)          ......................................................................      3.8(e); 3.8(h)
        317(b)          ......................................................................       3.8(i); 7.5
         318            ......................................................................           2.1

------------------


* This Cross-Reference Table does not constitute part of this Declaration and shall not affect the interpretation of any of its terms or provisions.

                              AMENDED AND RESTATED
                              DECLARATION OF TRUST
                                       OF
                            HAMILTON CAPITAL TRUST I

                        Dated as of December [__], 1998

                  AMENDED AND RESTATED DECLARATION OF TRUST ("Declaration") dated and effective as of December [__], 1998, by and among the Trustees (as defined herein), the Sponsor (as defined herein) and the Holders (as defined herein), from time to time, of undivided beneficial interests in the assets of the Trust to be issued pursuant to this Declaration;

                  WHEREAS, the Trustees and the Sponsor established Hamilton Capital Trust I (the "Trust"), a trust created under the Delaware Business Trust Act pursuant to a Declaration dated as of December [__], 1998 (the "Original Declaration"), and a Certificate of Trust filed with the Secretary of State of the State of Delaware on December [__], 1998, for the sole purpose of issuing and selling certain securities representing undivided beneficial interests in the assets of the Trust, investing the proceeds thereof solely in certain Series A Debentures of the Debenture Issuer (each as hereinafter defined) with no power to vary that investment, and engaging in only those activities necessary, advisable or incidental thereto; and

                  WHEREAS, all of the Trustees and the Sponsor, by this Declaration, amend and restate each and every term and provision of the Original Declaration; and

                  WHEREAS, all of the Trustees and the Sponsor, by this Declaration, ratify the actions of each Trustee taken prior to the date hereof;

                  NOW, THEREFORE, it being the intention of the parties hereto to continue the Trust as a business trust under the Business Trust Act and that this Declaration constitute the governing instrument of such business trust, the Trustees declare that all assets contributed to the Trust will be held in trust for the benefit of the holders, from time to time, of the securities representing undivided beneficial interests in the assets of the Trust issued hereunder, subject to the provisions of this Declaration and, in consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt of which is hereby acknowledged, the parties, intending to be legally bound hereby, agree as follows:

                                   ARTICLE I
                         INTERPRETATION AND DEFINITIONS

SECTION 1.1           Definitions.

                      Unless the context otherwise requires:

                      (a) capitalized terms used in this Declaration but not defined in the preamble above or elsewhere herein have the respective meanings assigned to them in this Section 1.1;

                      (b) a term defined anywhere in this Declaration has the same meaning throughout;

                      (c) all references to "the Declaration" or "this Declaration" are to this Declaration and each Annex and Exhibit hereto, as modified, supplemented or amended from time to time;

                      (d) all references in this Declaration to Articles and Sections and Annexes and Exhibits are to Articles and Sections of and Annexes and Exhibits to this Declaration unless otherwise specified;

                      (e) a term defined in the Trust Indenture Act has the same meaning when used in this Declaration unless otherwise defined in this Declaration or unless the context otherwise requires;

                      (f) a term defined in the Indenture (as defined herein) has the same meaning when used in this Declaration unless otherwise defined in this Declaration or the context otherwise requires; and

                      (g) a reference to the singular includes the plural and vice versa.

                      "Administrative Trustee" has the meaning set forth in
Section 5.1.

                      "Affiliate" has the same meaning as given to that term in Rule 405 under the Securities Act or any successor rule thereunder.

                      "Agent" means any Paying Agent, Registrar or Exchange
Agent.

                      "Authorized Officer" of a Person means any other Person that is authorized to legally bind such former Person.

                      "Book-Entry Interest" means a beneficial interest in the Global Capital Security registered in the name of a Clearing Agency or its nominee, ownership and transfers of which shall be maintained and made through book entries by a Clearing Agency as described in Section 9.4.

                      "Business Day" means any day other than a Saturday or a Sunday or a day on which banking institutions in Wilmington, Delaware, New York, New York or Miami, Florida are authorized or required by law or executive order to remain closed.

                      "Business Trust Act" means Chapter 38 of Title 12 of the Delaware Code, 12 Del. Code ss. 3801 et seq., as it may be amended from time to time, or any successor legislation.

                      "Capital Security Beneficial Owner" means, with respect to a Book-Entry Interest, a Person who is the beneficial owner of such Book-Entry Interest, as reflected on the books of the Clearing Agency, or on the books of a Person maintaining an account with such Clearing Agency (directly as a Clearing Agency Participant or as an indirect participant, in each case in accordance with the rules of such Clearing Agency).

                      "Clearing Agency" means an organization registered as a "Clearing Agency" pursuant to Section 17A of the Exchange Act that is acting as depositary for the Series A Capital Securities and in whose name or in the name of a nominee of that organization shall be registered a global certificate and which shall undertake to effect book entry transfers and pledges of the Series A Capital Securities.

                      "Clearing Agency Participant" means a broker, dealer, bank, other financial institution or other Person for whom from time to time the Clearing Agency effects book entry transfers and pledges of securities deposited with the Clearing Agency.

                      "Closing Date" has the meaning specified in the Underwriting Agreement.

                      "Code" means the Internal Revenue Code of 1986, as amended from time to time, or any successor legislation.

                      "Commission" means the United States Securities and Exchange Commission as from time to time constituted, or if at any time after the execution of this Declaration such Commission is not existing and performing the duties now assigned to it under applicable federal securities laws, then the body performing such duties at such time.

                      "Common Securities" has the meaning specified in
Section 7.1(a).

                      "Common Securities Guarantee" means the Common Securities Guarantee Agreement, dated as of the Closing Date, entered into by Hamilton Bancorp Inc., with respect to the Common Securities.

                      "Common Securities Subscription Agreement" means the Common Securities Subscription Agreement, dated as of the Closing Date, between the Trust and Hamilton Bancorp Inc. relating to the Common Securities.

                      "Common Security Certificate" means a certificate evidencing ownership of Common Securities, substantially in the form attached as Exhibit A-2.

                      "Company Indemnified Person" means (a) any Administrative Trustee; (b) any Affiliate of any Administrative Trustee; (c) any officers, directors, shareholders, members, partners, employees, representatives or agents of any Administrative Trustee; or (d) any officer, employee or agent of the Trust or its Affiliates.

                      "Corporate Trust Office" means the office of the Property Trustee at which the corporate trust business of the Property Trustee shall, at any particular time, be principally administered, which office at the date of execution of this Declaration is located at Rodney Square North, 1100 North Market Street, Wilmington, Delaware 19890-0001, Attention: Corporate Trust Administration.

                      "Covered Person" means: (a) any officer, director, shareholder, partner, member, representative, employee or agent of (i) the Trust or (ii) the Trust's Affiliates; and (b) any Holder of Securities.

                      "Debenture Issuer" means Hamilton Bancorp Inc., a Florida corporation, or any successor entity resulting from any consolidation, amalgamation, merger or other business combination, in its capacity as issuer of the Series A Debentures under the Indenture.

                      "Debenture Subscription Agreement" means the Debenture Subscription Agreement, dated as of the Closing Date, between the Debenture Issuer and the Trust in respect of the Series A Debentures.

                      "Debenture Trustee" means Wilmington Trust Company, a Delaware banking corporation, as trustee under the Indenture until a successor is appointed thereunder, and thereafter means such successor trustee.

                      "Default" means an event, act or condition that with notice or lapse of time, or both, would constitute an Event of Default.

                      "Definitive Capital Securities" has the meaning set forth in Section 7.3(c).

                      "Delaware Trustee" has the meaning set forth in
Section 5.1.

                      "Direct Action" has the meaning set forth in
Section 3.8(e).

                      "Distribution" means a distribution payable to Holders in accordance with Section 6.1.

                      "DTC" means The Depository Trust Company, the initial Clearing Agency.

                      "Event of Default" with respect to the Securities means an Event of Default (as defined in the Indenture) that has occurred and is continuing with respect to the Series A Debentures.

                      "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time, or any successor legislation.

                      "Exchange Agent" has the meaning set forth in Section 7.5.

                      "Federal Reserve Board" means the Board of Governors of the Federal Reserve System.

                      "Fiduciary Indemnified Person" has the meaning set forth in Section 10.4(b).

                      "Firm Securities Closing Date" has the meaning specified in the Underwriting Agreement.

                      "Fiscal Year" has the meaning set forth in Section 11.1.

                      "Global Capital Security" means the Series A Capital Security Certificate issued to the Clearing Agency at Closing.

                      "Holder" means a Person in whose name a Security or Successor Security is registered, such Person being a beneficial owner within the meaning of the Business Trust Act.

                      "Indemnified Person" means a Company Indemnified Person or a Fiduciary Indemnified Person.

                      "Indenture" means the Indenture, dated as of the Closing Date, between the Debenture Issuer and the Debenture Trustee, as amended from time to time.

                      "Initial Optional Redemption Date" has the meaning set forth in Section 4(b) of Annex I hereto.

                      "Investment Company" means an investment company as defined in the Investment Company Act.

                      "Investment Company Act" means the Investment Company Act of 1940, as amended from time to time, or any successor legislation.

                      "Investment Company Event" has the meaning set forth in
Section 4(c) of Annex I hereto.

                      "Legal Action" has the meaning set forth in
Section 3.6(g).

                      "Like Amount" has the meaning set forth in Section 3 of Annex I hereto.


                      "List of Holders" has the meaning set forth in
Section 2.2(a).

                      "Majority in Liquidation Amount" means, with respect to the Trust Securities, except as provided in the terms of the Series A Capital Securities or by the Trust Indenture Act, Holders of outstanding Trust Securities voting together as a single class or, as the context may require, Holders of outstanding Series A Capital Securities or Holders of outstanding Common Securities voting separately as a class, who are the record owners of more than 50% of the aggregate liquidation amount (including the amount that would be paid on redemption, liquidation or otherwise, plus accumulated and unpaid Distributions to the date upon which the voting percentages are determined) of all outstanding Securities of the relevant class.

                      "Officers' Certificate" means, with respect to any Person, a certificate signed by the Chairman, the Chief Executive Officer, the President, an Executive or Senior Vice President, a Vice President, the Chief Financial Officer, and the Secretary or an Assistant Secretary. Any Officers' Certificate delivered by the Trust shall be signed by at least one Administrative Trustee. Any Officers' Certificate delivered with respect to compliance with a condition or covenant provided for in this Declaration shall include:

                      (a) a statement that each officer signing the Certificate has read the covenants or conditions and the definitions relating thereto;

                      (b) a brief statement of the nature and scope of the examination or investigation undertaken by each officer in rendering the Certificate;

                      (c) a statement that each such officer has made such examination or investigation as, in such officer's opinion, is necessary to enable such officer to express an informed opinion as to whether or not such covenant or condition has been complied with; and

                      (d) a statement as to whether or not, in the opinion of each such officer, such condition or covenant has been complied with.

                      "Opinion of Counsel" means a written opinion of counsel, who may be an employee of the Sponsor, and who shall be acceptable to the Property Trustee.

                      "Option Securities Closing Date" has the meaning specified in the Underwriting Agreement.

                      "Participants" has the meaning specified in
Section 7.3(b).

                      "Paying Agent" has the meaning specified in Section 7.4.

                      "Payment Amount" has the meaning specified in Section 6.1.

                      "Person" means a legal person, including any individual, corporation, estate, partnership, joint venture, association, joint stock company, limited liability company, trust, unincorporated association, or government or any agency or political subdivision thereof, or any other entity of whatever nature.

                      "PORTAL" has the meaning set forth in Section 3.6(b)
(iii).

                      "Property Trustee" has the meaning set forth in
Section 5.3(a).

                      "Property Trustee Account" has the meaning set forth in
Section 3.8(c)(i).

                      "Quorum" means a majority of the Administrative Trustees or, if there are only two Administrative Trustees, both of them.

                      "Redemption Price" has the meaning set forth in
Section 4(a) of Annex I hereto.

                      "Registrar" has the meaning set forth in Section 7.4.

                      "Registration Statement" has the meaning set forth in
Section 3.6(b).

                      "Regulatory Capital Event" has the meaning set forth in
Section 4(c) of Annex I hereto.

                      "Related Party" means, with respect to the Sponsor, any direct or indirect wholly owned subsidiary of the Sponsor or any other Person that owns, directly or indirectly, 100% of the outstanding voting securities of the Sponsor.

                      "Responsible Officer" means any officer within the Corporate Trust Office of the Property Trustee with direct responsibility for the administration of this Declaration and also means, with respect to a particular corporate trust matter, any other officer of the Property Trustee to whom such matter is referred because of that officer's knowledge of and familiarity with the particular subject.

                      "Rule 3a-5" means Rule 3a-5 under the Investment Company Act, or any successor rule or regulation.

                      "Securities" or "Trust Securities" means the Common Securities and the Series A Capital Securities.

                      "Securities Act" means the Securities Act of 1933, as amended from time to time, or any successor legislation.

                      "Securities Guarantees" means the Common Securities Guarantee and the Series A Capital Securities Guarantee.

                      "Series A Capital Securities" has the meaning specified in
 Section 7.1(a).

                      "Series A Capital Securities Guarantee" means the Series A Capital Securities Guarantee Agreement, dated as of the Closing Date, by Hamilton Bancorp Inc. in respect of the Series A Capital Securities.

                      "Series A Capital Security Certificate" means a certificate evidencing ownership of Series A Capital Securities, substantially in the form attached as Exhibit A-1.

                      "Series A Debentures" means the [___]% Junior Subordinated Deferrable Interest Debentures due December [__], 2028, Series A, of the Debenture Issuer issued pursuant to the Indenture.

                      "Special Event" has the meaning set forth in Section 4(c) of Annex I hereto.

                      "Sponsor" means Hamilton Bancorp Inc., a Florida corporation, or any successor entity resulting from any merger, consolidation, amalgamation or other business combination, in its capacity as sponsor of the Trust.

                      "Successor Delaware Trustee" has the meaning set forth in
Section 5.6(b)(ii).

                      "Successor Entity" has the meaning set forth in
Section 3.15(b)(i).

                      "Successor Property Trustee" has the meaning set forth in
Section 3.8(f)(ii).

                      "Successor Securities" has the meaning set forth in
Section 3.15(b)(i).

                      "Super Majority" has the meaning set forth in
Section 2.6(a) (ii).

                      "Tax Event" has the meaning set forth in Section 4(c) of Annex I hereto.

                      "10% in Liquidation Amount" means, with respect to the Trust Securities, except as provided in the terms of the Series A Capital Securities or by the Trust Indenture Act, Holders of outstanding Trust Securities voting together as a single class or, as the context may require, Holders of outstanding Series A Capital Securities or Holders of outstanding Common Securities voting separately as a class, who are the record owners of 10% or more of the aggregate liquidation amount (including the amount that would be paid on redemption, liquidation or otherwise, plus accumulated and unpaid Distributions to the date upon which the voting percentages are determined) of all outstanding Securities of the relevant class.

                      "Treasury Regulations" means the income tax regulations, including temporary and proposed regulations, promulgated under the Code by the United States Treasury Department, as such regulations may be amended from time to time (including corresponding provisions of succeeding regulations).

                      "Trust Indenture Act" means the Trust Indenture Act of 1939, as amended from time to time, or any successor legislation.

                      "Trust Property" means (a) the Series A Debentures, (b) any cash on deposit in or owing to the Property Trustee Account and (c) all proceeds and rights in respect of the foregoing and any other property and assets for the time being held or deemed to be held by the Property Trustee pursuant to this Declaration.

                      "Trust Security Certificate" means any one of the Common Security Certificates or the Series A Capital Security Certificates.

                      "Trustee" or "Trustees" means each Person who has signed this Declaration as a trustee, so long as such Person shall continue as a trustee of the Trust in accordance with the terms hereof, and all other Persons who may from time to time be duly appointed, qualified and serving as Trustees in accordance with the provisions hereof, and references herein to a Trustee or the Trustees shall refer to such Person or Persons solely in their capacity as trustees hereunder.

                      "Underwriting Agreement" means the Underwriting Agreement, dated December [__], 1998, by and among the Trust, the Debenture Issuer and the Underwriters named therein, relating to the Series A Capital Securities.

                                   ARTICLE II
                              TRUST INDENTURE ACT

SECTION 2.1           Trust Indenture Act; Application.

                      (a) This Declaration is subject to the provisions of the Trust Indenture Act that are required to be part of this Declaration in order for this Declaration to be qualified under the Trust Indenture Act and shall, to the extent applicable, be governed by such provisions.

                      (b) The Property Trustee shall be the only Trustee that is a trustee for the purposes of the Trust Indenture Act.

                      (c) If and to the extent that any provision of this Declaration limits, qualifies or conflicts with the duties imposed by ss.ss. 310 to 317, inclusive, of the Trust Indenture Act, such imposed duties shall control.

                      (d) The application of the Trust Indenture Act to this Declaration shall not affect the nature of the Securities as equity securities representing undivided beneficial interests in the assets of the Trust.

SECTION 2.2           Lists of Holders of Securities.

                      (a) Each of the Sponsor and the Administrative Trustees on behalf of the Trust shall provide the Property Trustee, unless the Property Trustee is Registrar for the Securities, (i) by the Business Day prior to the payment date for Distributions, a list, in such form as the Property Trustee may reasonably require, of the names and addresses of the Holders ("List of Holders") as of such record date, provided that, neither the Sponsor nor the Administrative Trustees on behalf of the Trust shall be obligated to provide such List of Holders at any time that the List of Holders does not differ from the most recent List of Holders given to the Property Trustee by the Sponsor and the Administrative Trustees on behalf of the Trust, and (ii) at any other time, within 30 days of receipt by the Trust of a written request for a List of Holders as of a date no more than 14 days before such List of Holders is given to the Property Trustee. The Property Trustee shall preserve, in as current a form as is reasonably practicable, all information contained in Lists of Holders given to it or which it receives in the capacity as Paying Agent (if acting in such capacity), provided that the Property Trustee may destroy any List of Holders previously given to it on receipt of a new List of Holders.

                      (b) The Property Trustee shall comply with its obligations under ss.ss. 311(a), 311(b) and 312(b) of the Trust Indenture Act.

SECTION 2.3           Reports by the Property Trustee.

                      Within 60 days after the date hereof, and no later than the anniversary date hereof in each succeeding year, the Property Trustee shall provide to the Holders of the Series A Capital Securities such reports as are required by ss. 313 of the Trust Indenture Act, if any, in the form and in the manner provided by ss. 313 of the Trust Indenture Act. The Property Trustee shall also comply with the requirements of ss. 313(d) of the Trust Indenture Act.

SECTION 2.4           Periodic Reports.

                      Each of the Sponsor and the Administrative Trustees on behalf of the Trust shall provide to the Property Trustee, the Commission and the Holders, such documents, reports and information as are required by ss. 314 (if any) of the Trust Indenture Act and the compliance certificate required by ss. 314 of the Trust Indenture Act in the form, in the manner and at the times required by ss. 314 of the Trust Indenture Act.

SECTION 2.5           Evidence of Compliance with Conditions Precedent.

                      Each of the Sponsor and the Administrative Trustees on behalf of the Trust shall provide to the Property Trustee such evidence of compliance with any conditions precedent provided for in this Declaration that relate to any of the matters set forth in ss. 314(c) of the Trust Indenture Act. Any certificate or opinion required to be given by an officer pursuant to ss. 314(c)(1) of the Trust Indenture Act may be given in the form of an Officers' Certificate.

SECTION 2.6           Events of Default; Waiver.

                      (a) The Holders of a Majority in Liquidation Amount of Series A Capital Securities may, by vote, on behalf of the Holders of all of the Series A Capital Securities, waive any past Event of Default in respect of the Series A Capital Securities and its consequences, provided that, if the underlying Event of Default under the Indenture:

                           (i) is not waivable under the Indenture, the Event of Default under the Declaration shall also not be waivable; or

                           (ii) requires the consent or vote of greater than a majority in aggregate principal amount of the holders of the Series A Debentures (a "Super Majority") to be waived under the Indenture, the Event of Default under the Declaration may only be waived by the vote of the Holders of at least the proportion in aggregate liquidation amount of the Series A Capital Securities that the relevant Super Majority represents of the aggregate principal amount of the Series A Debentures outstanding.

The foregoing provisions of this Section 2.6(a) shall be in lieu of ss. 316(a)(1)(B) of the Trust Indenture Act, and such ss. 316(a)(1)(B) of the Trust Indenture Act is hereby expressly excluded from this Declaration and the Securities, as permitted by the Trust Indenture Act. Upon such waiver, any such Event of Default shall cease to exist, and any Event of Default with respect to the Series A Capital Securities arising therefrom shall be deemed to have been cured, for every purpose of this Declaration, but no such waiver shall extend to any subsequent or other Default or an Event of Default with respect to the Series A Capital Securities or impair any right consequent thereon. Any waiver by the Holders of the Series A Capital Securities of an Event of Default with respect to the Series A Capital Securities shall also be deemed to constitute a waiver by the Holders of the Common Securities of any such Event of Default with respect to the Common Securities for all purposes of this Declaration without any further act, vote or consent of the Holders of the Common Securities.

                      (b) The Holders of a Majority in Liquidation Amount of the Common Securities may, by vote, on behalf of the Holders of all of the Common Securities, waive any past Event of Default with respect to the Common Securities and its consequences, provided that, if the underlying Event of Default under the Indenture:

                           (i) is not waivable under the Indenture, except where the Holders of the Common Securities are deemed to have waived such Event of Default under the Declaration as provided below in this Section 2.6(b), the Event of Default under the Declaration shall also not be waivable; or

                           (ii) requires the consent or vote of a Super Majority to be waived, except where the Holders of the Common Securities are deemed to have waived such Event of Default under the Declaration as provided below in this
                      Section 2.6(b), the Event of Default under the Declaration may only be waived by the vote of the Holders of at least the proportion in aggregate liquidation amount of the Common Securities that the relevant Super Majority represents of the aggregate principal amount of the Series A Debentures outstanding;

provided further, each Holder of Common Securities will be deemed to have waived any such Event of Default and all Events of Default with respect to the Common Securities and their consequences if all Events of Default with respect to the Series A Capital Securities have been cured, waived or otherwise eliminated, and until such Events of Default have been so cured, waived or otherwise eliminated, the Property Trustee will be deemed to be acting solely on behalf of the Holders of the

Series A Capital Securities, and only the Holders of the Series A Capital Securities will have the right to direct the Property Trustee in accordance with the terms of the Securities. The foregoing provisions of this Section 2.6(b) shall be in lieu of ss.ss. 316(a)(1)(A) and 316(a)(1)(B) of the Trust Indenture Act, and such ss.ss. 316(a)(1)(A) and 316(a)(1)(B) of the Trust Indenture Act are hereby expressly excluded from this Declaration and the Securities, as permitted by the Trust Indenture Act. Subject to the foregoing provisions of this Section 2.6(b), upon such waiver, any such Default shall cease to exist and any Event of Default with respect to the Common Securities arising therefrom shall be deemed to have been cured for every purpose of this Declaration, but no such waiver shall extend to any subsequent or other Default or Event of Default with respect to the Common Securities or impair any right consequent thereon.

                      (c) A waiver of an Event of Default under the Indenture by the Property Trustee, at the direction of the Holders of the Series A Capital Securities, constitutes a waiver of the corresponding Event of Default under this Declaration. The foregoing provisions of this Section 2.6(c) shall be in lieu of ss. 316(a)(1)(B) of the Trust Indenture Act, and such ss. 316(a)(1)(B) of the Trust Indenture Act is hereby expressly excluded from this Declaration and the Securities, as permitted by the Trust Indenture Act.

SECTION 2.7           Default; Notice.

                      (a) The Property Trustee shall, within 90 days after a Responsible Officer obtains actual knowledge of the occurrence of a Default with respect to the Securities, transmit by mail, first class postage prepaid, to the Holders, notices of all such Defaults, unless such Defaults have been cured before the giving of such notice or previously waived; provided, however, that except in the case of a Default arising from the nonpayment of principal of or interest (including Compounded Interest and Additional Sums (as such terms are defined in the Indenture), if any) on any of the Series A Debentures, the Property Trustee shall be protected in withholding such notice if and so long as a Responsible Officer in good faith determines that the withholding of such notice is in the interests of the Holders.

                      (b) The Property Trustee shall not be deemed to have knowledge of any Default or Event of Default except:

                           (i) a Default or Event of Default under Sections 5.01(a) (other than the payment of Compounded Interest and Additional Sums) and 5.01(b) of the Indenture; or

                           (ii) any Default or Event of Default as to which the Property Trustee shall have received written notice or of which a Responsible Officer charged with the administration of the Declaration shall have actual knowledge.

                      (c) Within ten Business Days after a Responsible Officer obtains actual knowledge of the occurrence of any Event of Default, the Property Trustee shall transmit notice of such Event of Default to the Holders of the Series A Capital Securities, the Administrative Trustees and the Sponsor, unless such Event of Default shall have been cured or waived. The Sponsor and the Administrative Trustees shall file annually with the Property Trustee a certification as to whether or not they are in compliance with all the conditions and covenants applicable to them under this Declaration.

                                  ARTICLE III
                                  ORGANIZATION

SECTION 3.1           Name.

                      The Trust is named Hamilton Capital Trust I as such name may be modified from time to time by the Administrative Trustees following written notice to the Delaware Trustee, the Property Trustee and the Holders. The Trust's activities may be conducted under the name of the Trust or any other name deemed advisable by the Administrative Trustees.

SECTION 3.2           Office.

                      The address of the principal office of the Trust is c/o Hamilton Bancorp Inc., 3750 N.W. 87th Avenue, Miami, Florida 33178. On ten Business Days' prior written notice to the Delaware Trustee, the Property Trustee and the Holders of Securities, the Administrative Trustees may designate another principal office.

SECTION 3.3           Purpose.

                      The exclusive purposes and functions of the Trust are (a) to issue and sell the Securities, (b) use the proceeds from the sale of the Securities to acquire the Series A Debentures, and (c) except as otherwise limited herein, to engage in only those other activities necessary, advisable or incidental thereto, including without limitation, those activities specified in Sections 3.6, 3.8, 3.9, 3.10, 3.11 and/or 3.12. The Trust shall not borrow money, issue debt or reinvest proceeds derived from investments, mortgage or pledge any of its assets, or otherwise undertake (or permit to be undertaken) any activity that would cause the Trust not to be classified for United States federal income tax purposes as a grantor trust.

SECTION 3.4           Authority.

                      Subject to the limitations provided in this Declaration and to the specific duties of the Property Trustee, the Administrative Trustees shall have exclusive and complete authority to carry out the purposes of the Trust. An action taken by one or more of the Administrative Trustees in accordance with their powers shall constitute the act of and serve to bind the Trust and an action taken by the Property Trustee on behalf of the Trust in accordance with its powers shall constitute the act of and serve to bind the Trust. In dealing with the Trustees acting on behalf of the Trust, no Person shall be required to inquire into the authority of the Trustees to bind the Trust. Persons dealing with the Trust are entitled to rely conclusively on the power and authority of the Trustees as set forth in this Declaration.

SECTION 3.5           Title to Property of the Trust.

                      Except as provided in Section 3.8 with respect to the Series A Debentures and the Property Trustee Account or as otherwise provided in this Declaration, legal title to all assets of the Trust shall be vested in the Trust. The Holders shall not have legal title to any part of the assets of the Trust, but shall have an undivided beneficial interest in the assets of the Trust.

SECTION 3.6           Powers and Duties of the Administrative Trustees.

                      The Administrative Trustees acting individually or together shall have the power, duty and authority, and are hereby authorized and directed, to cause the Trust to engage in the following activities:

                      (a) to execute, enter into and deliver the Common Securities Subscription Agreement and to execute, deliver, issue and sell the Securities in accordance with this Declaration; provided, however, that (i) the Trust may issue no more than one series of Series A Capital Securities and no more than one series of Common Securities, (ii) there shall be no interests in the Trust other than the Securities, and (iii) the issuance of Securities shall be limited to a simultaneous issuance of both Series A Capital Securities and Common Securities on each Closing Date;

                      (b) in connection with the issue and sale of the Series A Capital Securities at the direction of the Sponsor, to:

                           (i) prepare and execute, if necessary, one or more registration statements including a prospectus and prospectus supplements and any amendment thereto, in preliminary and final form, relating to the offering and sale of the Series A Capital Securities of the Trust under the Securities Act, and such forms or filings as may be required under the Securities Act, the Exchange Act or the Trust Indenture Act (each a "Registration Statement") prepared by the Sponsor;

                           (ii) execute and file any documents prepared by the Sponsor, or take any acts as determined by the Sponsor to be necessary in order to qualify or register all or part of the Series A Capital Securities in any State in which the Sponsor has determined to qualify or register such Series A Capital Securities for sale;

                           (iii) execute and file an application, prepared by
                      the Sponsor, to permit the Series A Capital Securities to trade or be quoted or listed in or on the Private Offerings, Resales and Trading through Automated Linkages ("PORTAL") Market or any other securities exchange, quotation system or the Nasdaq Stock Market's National Market; and

                           (iv) execute and deliver the letters, documents, or instruments with DTC and other Clearing Agencies relating to the Series A Capital Securities, and if required, execute and file with the Commission a registration statement on Form 8-A, including any amendments thereto, prepared by the Sponsor, relating to the registration of the Capital Securities under Section 12(b) or 12(g) of the Exchange Act, as the case may be.

                      (c) to execute, enter into and deliver the Debenture Subscription Agreement and to acquire the Series A Debentures with the proceeds of the sale of the Series A Capital Securities and the Common Securities; provided, however, that the Administrative Trustees shall cause legal title to the Series A Debentures to be held of record in the name of the Property Trustee for the benefit of the Holders;

                      (d) to give the Sponsor and the Property Trustee prompt written notice of the occurrence of a Special Event;

                      (e) to establish a record date with respect to all actions to be taken hereunder that require a record date to be established, including and with respect to, for the purposes of ss. 316(c) of the Trust Indenture Act, Distributions, voting rights, redemptions and exchanges, and to issue relevant notices to the Holders with respect to such actions and applicable record dates;

                      (f) to take all actions and perform such duties as may be required of the Administrative Trustees pursuant to the terms of the Securities;

                      (g) to the fullest extent permitted by law, to bring or defend, pay, collect, compromise, arbitrate, resort to legal action, or otherwise adjust claims or demands of or against the Trust ("Legal Action"), unless pursuant to Section 3.8(e), the Property Trustee has the exclusive power to bring such Legal Action;

                      (h) to employ or otherwise engage employees, agents (who may be designated as officers with titles), managers, contractors, advisors and consultants and pay reasonable compensation for such services;

                      (i) to cause the Trust to comply with the Trust's obligations under the Trust Indenture Act;

                      (j) to give the certificate required by ss. 314(a)(4) of the Trust Indenture Act to the Property Trustee, which certificate may be executed by any Administrative Trustee;

                      (k) to incur expenses that are necessary or incidental to carry out any of the purposes of the Trust;

                      (l) to act as, or appoint another Person to act as, Registrar and Exchange Agent for the Securities or to appoint a Paying Agent for the Securities as provided in Section 7.5 except for such time as such power to appoint a Paying Agent is vested in the Property Trustee;

                      (m) to give prompt written notice to the Property Trustee and to the Holders of any notice received from the Debenture Issuer of its election to defer payments of interest on the Series A Debentures by extending the interest payment period under the Indenture;

                      (n) to take all action that may be necessary or appropriate for the preservation and the continuation of the Trust's valid existence, rights, franchises and privileges as a statutory business trust under the laws of the State of Delaware and of each other jurisdiction in which such existence is necessary to protect the limited liability of the Holders or to enable the Trust to effect the purposes for which the Trust was created;

                      (o) to take any action, not inconsistent with this Declaration or with applicable law, that the Administrative Trustees determine in their discretion to be necessary or desirable in carrying out the activities of the Trust as set out in this Section 3.6, including, but not limited to:

                           (i) causing the Trust not to be deemed to be an Investment Company required to be registered under the Investment Company Act;

                           (ii) causing the Trust to continue not to be classified as an association taxable as a corporation or causing the Trust to be classified as a grantor trust, in each case for United States federal income tax purposes; and

                           (iii) cooperating with the Debenture Issuer to ensure
                      that the Series A Debentures will be treated as indebtedness of the Debenture Issuer for United States federal income tax purposes;

                      (p) to take all action necessary to cause all applicable tax returns and tax information reports that are required to be filed with respect to the Trust to be duly prepared and filed by the Administrative Trustees, on behalf of the Trust; and

                      (q) to execute and deliver all documents or instruments, perform all duties and powers, and do all things for and on behalf of the Trust in all matters necessary, advisable or incidental to the foregoing.

                      The Administrative Trustees must exercise the powers set forth in this Section 3.6 in a manner that is consistent with the purposes and functions of the Trust set out in Section 3.3, and the Administrative Trustees shall not take any action that is inconsistent with the purposes and functions of the Trust set forth in Section 3.3.

                      Subject to this Section 3.6, the Administrative Trustees shall have none of the powers or the authority of the Property Trustee set forth in Section 3.8.

                      Any expenses incurred by the Administrative Trustees pursuant to this Section 3.6 shall be reimbursed by the Debenture Issuer.

SECTION 3.7           Prohibition of Actions by the Trust and the Trustees.

                      The Trust shall not, and the Trustees (including the Property Trustee and the Delaware Trustee) shall not, and the Administrative Trustees shall cause the Trust not to, engage in any activity other than as required or authorized by this Declaration. Notwithstanding any provision in this Declaration to the contrary, the Trust shall not:

                           (i) invest any proceeds received by the Trust from holding the Series A Debentures, but shall distribute all such proceeds to Holders pursuant to the terms of this Declaration and of the Securities;

                           (ii) acquire any assets other than as expressly provided herein;

                           (iii) possess Trust Property for other than a Trust
                      purpose or execute any mortgage in respect of, or pledge, any Trust Property;

                           (iv) make any loans or incur any indebtedness other than loans represented by the Series A Debentures;

                           (v) possess any power or otherwise act in such a way as to vary the Trust Property or the terms of the Securities in any way whatsoever;

                           (vi) issue any securities or other evidences of beneficial ownership of, or beneficial interest in, the Trust other than the Securities;

                           (vii) other than as provided in this Declaration
                      or Annex I hereto, (A) direct the time, method and place of conducting any proceeding with respect to any remedy available to the Debenture Trustee, or exercising any trust or power conferred upon the Debenture Trustee with respect to the Series A Debentures, (B) waive any past default that is waivable under the Indenture, or (C) exercise any right to rescind or annul any declaration that the principal of all the Series A Debentures shall be due and payable; or

                           (viii)consent to any amendment, modification or
                      termination of the Indenture or the Series A Debentures where such consent shall be required unless the Trust shall have received an opinion of independent tax counsel experienced in such matters to the effect that such amendment, modification or termination will not cause more than an insubstantial risk that the Trust will not be classified as a grantor trust for United States federal income tax purposes.

SECTION 3.8           Powers and Duties of the Property Trustee.

                      (a) The legal title to the Series A Debentures shall be owned by and held of record in the name of the Property Trustee in trust for the benefit of the Trust and the Holders. The right, title and interest of the Property Trustee to the Series A Debentures shall vest automatically in each Person who may hereafter be appointed as Property Trustee in accordance with Section 5.6. Such vesting and cessation of title shall be effective whether or not conveyancing documents with regard to the Series A Debentures have been executed and delivered.

                      (b) The Property Trustee shall not transfer its right, title and interest in the Series A Debentures to the Administrative Trustees or to the Delaware Trustee (if the Property Trustee does not also act as Delaware Trustee).

                      (c)  The Property Trustee shall:

                           (i)   establish and maintain a segregated
                      non-interest bearing trust account (the "Property Trustee Account") in the name of and under the exclusive control of the Property Trustee on behalf of the Holders and, upon the receipt of payments of funds made in respect of the Series A Debentures held by the Property Trustee, deposit such funds into the Property Trustee Account and make payments or cause the Paying Agent to make payments to the Holders from the Property Trustee Account in accordance with Section 6.1; funds in the Property Trustee Account shall be held uninvested until disbursed in accordance with this Declaration; and the Property Trustee Account shall be an account that is maintained with a banking institution the rating on whose long-term unsecured indebtedness by a "nationally recognized statistical rating organization," as that term is defined for purposes of Rule 436(g)(2) under the Securities Act, is at least equal to the rating assigned to the Series A Capital Securities;

                           (ii) engage in such ministerial activities as shall be necessary or appropriate to effect the redemption of the Securities to the extent the Series A Debentures are redeemed or mature; and

                           (iii) upon written notice of distribution issued
                      by the Administrative Trustees in accordance with the terms of the Securities, engage in such ministerial activities as shall be necessary or appropriate to effect the distribution of the Series A Debentures to Holders upon the occurrence of certain events.

                      (d) The Property Trustee shall take all actions and perform such duties as may be specifically required of the Property Trustee pursuant to the terms of this Declaration and the Securities.

                      (e) Subject to Section 3.9(a), the Property Trustee shall take any Legal Action which arises out of or in connection with an Event of Default of which a Responsible Officer has actual knowledge or the Property Trustee's duties and obligations under this Declaration or the Trust Indenture Act may so require; and if the Property Trustee shall have failed to take such Legal Action following a written request from the Holders, the Holders of the Series A Capital Securities may, to the fullest extent permitted by law, take such Legal Action, to the same extent as if such Holders of Series A Capital Securities held an aggregate principal amount of Series A Debentures equal to the aggregate liquidation amount of such Series A Capital Securities, without first proceeding against the Property Trustee or the Trust; provided, however, that if an Event of Default has occurred and is continuing and such event is attributable to the failure of the Debenture Issuer to pay the principal of or interest (including Compounded Interest and Additional Sums, if any) on the Series A Debentures on the date such principal, or interest (including Compounded Interest and Additional Sums, if any) is otherwise payable (or in the case of redemption, on the redemption date), then a Holder of Series A Capital Securities may directly institute a proceeding for enforcement of payment to such Holder of the principal of or interest (including Compounded Interest and Additional Sums, if any) on the Series A Debentures having a principal amount equal to the aggregate liquidation amount of the Series A Capital Securities of such Holder (a "Direct Action") on or after the respective due date specified in the Series A Debentures. In connection with such Direct Action, the Holders of the Common Securities will be subrogated to the rights of such Holder of Series A Capital Securities to the extent of any payment made by the Debenture Issuer to such Holder of Series A Capital Securities in such Direct Action. Except as provided in the preceding sentences, the Holders of Series A Capital Securities will not be able to exercise directly any other remedy available to the holders of the Series A Debentures.

                      (f) The Property Trustee shall continue to serve as a Trustee until either:

                           (i) the Trust has been completely liquidated and the proceeds of the liquidation distributed to the Holders pursuant to the terms of the Securities and this Declaration; or

                           (ii)  a successor Property Trustee has been
                      appointed and has accepted that appointment in accordance with Section 5.6 (a "Successor Property Trustee").

                      (g) The Property Trustee shall have the legal power to exercise all of the rights, powers and privileges of a holder of Series A Debentures under the Indenture, and, if an Event of Default actually known to a Responsible Officer (other than in the case of Events of Default under Sections 5.01(a) and 5.01(b) of the Indenture) occurs and is continuing, the Property Trustee shall, for the benefit of Holders, enforce its rights as holder of the Series A Debentures subject to the rights of the Holders pursuant to the terms of this Declaration and the Securities.

                      (h) The Property Trustee shall be authorized to undertake any actions set forth in ss. 317(a) of the Trust Indenture Act.

                      (i) For such time as the Property Trustee is the Paying Agent, the Property Trustee may authorize one or more Persons to act as additional Paying Agents and to pay Distributions, redemption payments or liquidation payments on behalf of the Trust with respect to all Securities, and any such Paying Agent shall comply with ss. 317(b) of the Trust Indenture Act. Any such additional Paying Agent may be removed by the Property Trustee at any time the Property Trustee remains as Paying Agent, and a successor Paying Agent or additional Paying Agents may be (but are not required to be) appointed at any time by the Property Trustee while the Property Trustee is acting as Paying Agent.

                      (j) Subject to this Section 3.8, the Property Trustee shall have none of the duties, liabilities, powers or the authority of the Administrative Trustees set forth in Section 3.6.

                      Notwithstanding anything expressed or implied to the contrary in this Declaration or any Annex or Exhibit hereto, (i) the Property Trustee must exercise the powers set forth in this Section 3.8 in a manner that is consistent with the purposes and functions of the Trust set out in Section 3.3, and (ii) the Property Trustee shall not take any action that is inconsistent with the purposes and functions of the Trust set out in Section 3.3.

SECTION 3.9           Certain Duties and Responsibilities of the
                      Property Trustee.

                      (a) The Property Trustee, before the occurrence of any Event of Default (of which, other than in the case of Events of Default under Sections 5.01(a) and 5.01(b) of the Indenture, a Responsible Officer of the Property Trustee has actual knowledge) and after the curing or waiving of all such Events of Default that may have occurred, shall undertake to perform only such duties as are specifically set forth in this Declaration and in the Securities, and no implied covenants shall be read into this Declaration against the Property Trustee. In case an Event of Default has occurred (that has not been cured or waived pursuant to Section 2.6) of which a Responsible Officer has actual knowledge (other than in the case of Events of Default under Sections 5.01(a) and 5.01(b) of the Indenture), the Property Trustee shall exercise such of the rights and powers vested in it by this Declaration, and use the same degree of care and skill in their exercise, as a prudent person would exercise or use under the circumstances in the conduct of his or her own affairs.

                      (b) No provision of this Declaration shall be construed to relieve the Property Trustee from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that:

                      (i)   prior to the occurrence of an Event of Default
                 (of which, other than in the case of Events of Default under Sections 5.01(a) and 5.01(b) of the Indenture, a Responsible Officer of the Property Trustee has actual knowledge) and after the curing or waiving of all such Events of Default that may have occurred:

                      (A) the duties and obligations of the Property Trustee shall be determined solely by the express provisions of this Declaration and in the Securities, and the Property Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Declaration and in the Securities, and no implied covenants or obligations shall be read into this Declaration against the Property Trustee; and

                      (B) in the absence of bad faith on the part of the Property Trustee, the Property Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Property Trustee and conforming to the requirements of this Declaration; provided, however, that in the case of any such certificates or opinions that by any provision hereof are specifically required to be furnished to the Property Trustee, the Property Trustee shall be under a duty to examine the same to determine whether or not on their face they conform to the requirements of this Declaration;

                      (ii) the Property Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer, unless it shall be proved that the Property Trustee was negligent in ascertaining the pertinent facts;

                      (iii) the Property Trustee shall not be liable with
                 respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the Holders of a Majority in Liquidation Amount of the Securities relating to the time, method and place of conducting any proceeding for any remedy available to the Property Trustee, or exercising any trust or power conferred upon the Property Trustee under this Declaration;

                      (iv) no provision of this Declaration shall require the Property Trustee to expend or risk its own funds or otherwise incur personal financial liability in the performance of any of its duties or in the exercise of any of its rights or powers;

                      (v) the Property Trustee's sole duty with respect to the custody, safekeeping and physical preservation of the Series A Debentures and the Property Trustee Account shall be to deal with such property in a similar manner as the Property Trustee deals with similar property for its own account, subject to the protections and limitations on liability afforded to the Property Trustee under this Declaration and the Trust Indenture Act;

                      (vi) the Property Trustee shall have no duty or liability for or with respect to the value, genuineness, existence or sufficiency of the Series A Debentures or the payment of any taxes or assessments levied thereon or in connection therewith;

                      (vii) the Property Trustee shall not be liable for any
                 interest on any money received by it except as it may otherwise agree in writing with the Sponsor. Money held by the Property Trustee need not be segregated from other funds held by it except in relation to the Property Trustee Account maintained by the Property Trustee pursuant to Section 3.8(c)(i) and except to the extent otherwise required by law; and

                      (viii) the Property Trustee shall not be responsible for
                 monitoring the compliance by the Administrative Trustees or the Sponsor with their respective duties under this Declaration, nor shall the Property Trustee be liable for any default or misconduct of the Administrative Trustees or the Sponsor.

SECTION 3.10          Certain Rights of Property Trustee.

                      (a)  Subject to the provisions of Section 3.9:

                           (i) the Property Trustee may conclusively rely and shall be fully protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document believed by it to be genuine and to have been signed, sent or presented by the proper party or parties;

                           (ii) any direction or act of the Sponsor or the Administrative Trustees contemplated by this Declaration may be sufficiently evidenced by an Officers' Certificate;

                           (iii) whenever in the administration of this
                      Declaration, the Property Trustee shall deem it desirable that a matter be proved or established before taking, suffering or omitting any action hereunder, the Property Trustee (unless other evidence is herein specifically prescribed) may, in the absence of bad faith on its part, request and conclusively rely upon an Officers' Certificate which, upon receipt of such request, shall be promptly delivered by the Sponsor or the Administrative Trustees;

                           (iv) the Property Trustee shall have no duty to see to any recording, filing or registration of any instrument (including any financing or continuation statement or any filing under tax or securities laws) or any rerecording, refiling or registration thereof;

                           (v) the Property Trustee may consult with counsel or other experts of its selection, and the advice or opinion of such counsel and experts with respect to legal matters or advice within the scope of such experts' area of expertise shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in accordance with such advice or opinion; such counsel may be counsel to the Sponsor or any of its Affiliates, and may include any of its employees; and the Property Trustee shall have the right at any time to seek instructions concerning the administration of this Declaration from any court of competent jurisdiction;

                           (vi)  the Property Trustee shall be under no
                      obligation to exercise any of the rights or powers vested in it by this Declaration at the request or direction of any Holder, unless such Holder shall have provided to the Property Trustee security and indemnity, reasonably satisfactory to the Property Trustee, against the costs, expenses (including reasonable attorneys' fees and expenses and the expenses of the Property Trustee's agents, nominees or custodians) and liabilities that might be incurred by it in complying with such request or direction, including such reasonable advances as may be requested by the Property Trustee; provided, however, that, nothing contained in this Section 3.10(a)(vi) shall be taken to relieve the Property Trustee, upon the occurrence of an Event of Default (of which, other than in the case of Events of Default under Sections 5.01(a) and 5.01(b) of the Indenture, a Responsible Officer of the Property Trustee has actual knowledge), of its obligation to exercise the rights and powers vested in it by this Declaration;

                           (vii) the Property Trustee shall not be bound to
                      make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document, but the Property Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit;

                           (viii) the Property Trustee may execute any of the
                      trusts or powers hereunder or perform any duties hereunder either directly or by or through agents, custodians, nominees or attorneys, and the Property Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder;

                           (ix) any authorized or required action taken by the Property Trustee or its agents hereunder shall bind the Trust and the Holders, and the signature of the Property Trustee or its agents alone shall be sufficient and effective to perform any such action, and no third party shall be required to inquire as to the authority of the Property Trustee to so act or as to its compliance with any of the terms and provisions of this Declaration, both of which shall be conclusively evidenced by the Property Trustee's or its agent's taking such action;

                           (x)   whenever in the administration of this
                      Declaration the Property Trustee shall deem it desirable to receive instructions with respect to enforcing any remedy or right or taking any other action hereunder, the Property Trustee (i) may request instructions from the Holders, which instructions may only be given by the Holders of the same proportion in liquidation amount of the Securities as would be entitled to direct the Property Trustee under the terms of the Securities in respect of such remedy, right or action, (ii) may refrain from enforcing such remedy or right or taking such other action until such instructions are received, and (iii) shall be protected in conclusively relying on or acting in accordance with such instructions;

                           (xi) except as otherwise expressly provided by this Declaration, the Property Trustee shall not be under any obligation to take any action that is discretionary under the provisions of this Declaration; and

                           (xii) the Property Trustee shall not be liable for
                      any action taken, suffered, or omitted to be taken by it in good faith, without negligence or willful misconduct, and reasonably believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Declaration.

                      (b) No provision of this Declaration shall be deemed to impose any duty or obligation on the Property Trustee to perform any act or acts or exercise any right, power, duty or obligation conferred or imposed on it, in any jurisdiction in which it shall be illegal, or in which the Property Trustee shall be unqualified or incompetent in accordance with applicable law, to perform any such act or acts, or to exercise any such right, power, duty or obligation. No permissive power or authority available to the Property Trustee shall be construed to be a duty.

SECTION 3.11          Delaware Trustee.

                      Notwithstanding any other provision of this Declaration other than Section 5.2, the Delaware Trustee shall not be entitled to exercise any powers, nor shall the Delaware Trustee have any of the duties and responsibilities of the Trustees described in this Declaration (except as required under the Business Trust Act). Except as set forth in Section 5.2, the Delaware Trustee shall be a Trustee for the sole and limited purpose of fulfilling the requirements of ss. 3807 of the Business Trust Act. In the event the Delaware Trustee shall at any time be required to take any action or perform any duty hereunder, the Delaware Trustee shall be entitled to the benefits of Section 3.9(b)(ii) to (viii), inclusive, and Section 3.10. No implied covenants or obligations shall be read into this Declaration against the Delaware Trustee.

SECTION 3.12          Execution of Documents.

                      Unless otherwise required by applicable law, each Administrative Trustee, individually, is authorized to execute and deliver on behalf of the Trust any documents, agreements, instruments or certificates that the Administrative Trustees have the power and authority to execute pursuant to
Section 3.6.

SECTION 3.13          Not Responsible for Recitals or Issuance of Securities.

                      The recitals contained in this Declaration and the Securities shall be taken as the statements of the Sponsor, and the Trustees do not assume any responsibility for their correctness. The Trustees make no representations as to the value or condition of the Trust Property or any part thereof. The Trustees make no representations as to the validity or sufficiency of this Declaration or the Securities.

SECTION 3.14          Duration of Trust.

                      The Trust, unless dissolved pursuant to the provisions of
Article VIII hereof, shall have existence up to [_________ ___], 2053.

SECTION 3.15          Mergers.

                      (a) The Trust may not merge with or into, consolidate, amalgamate, or be replaced by, or convey, transfer or lease its properties and assets as an entirety or substantially as an entirety to any Person, except as described in Section 3.15(b) and (c) and except with respect to the distribution of Series A Debentures to Holders pursuant to Section 8.1(a)(iii) of this Declaration or Section 3 of Annex I.

                      (b) The Trust may, at the request of the Sponsor, with the consent of the Administrative Trustees or, if there are more than two, a majority of the Administrative Trustees and without the consent of the Holders, the Delaware Trustee or the Property Trustee, merge with or into, consolidate, amalgamate, or be replaced by, or convey, transfer or lease its properties and assets as an entirety or substantially as an entirety to, a trust organized as such under the laws of any State; provided that:

                           (i) such successor entity (the "Successor Entity") either:

                           (A) expressly assumes all of the obligations of the Trust under the Securities; or

                           (B)   substitutes for the Securities other
                           securities having substantially the same terms as the Securities (the "Successor Securities") so long as the Successor Securities rank the same as the Securities rank in priority with respect to Distributions and payments upon liquidation, redemption and otherwise;

                           (ii) the Sponsor expressly appoints a trustee of the Successor Entity that possesses the same powers and duties as the Property Trustee with respect to the Series A Debentures;

                           (iii) the Successor Securities (excluding any
                      securities substituted for the Common Securities) are listed, quoted or included for trading, or any Successor Securities will be listed, quoted or included for trading upon notification of issuance, on any national securities exchange or with any other organization on which the Series A Capital Securities are then listed, quoted or included;

                           (iv) such merger, consolidation, amalgamation, replacement, conveyance, transfer or lease does not cause the Series A Capital Securities (including any Successor Securities) or the Series A Debentures to be downgraded by any nationally recognized statistical rating organization that publishes a rating on the Series A Capital Securities or the Series A Debentures;

                           (v) such merger, consolidation, amalgamation, replacement, conveyance, transfer or lease does not adversely affect the rights, preferences and privileges of the Holders (including the holders of any Successor Securities) in any material respect (other than with respect to any dilution of the interests of such Holders or holders, as the case may be, in the Successor Entity);

                           (vi)  the Successor Entity has a purpose
                      substantially identical to that of the Trust;

                           (vii) prior to such merger, consolidation,
                      amalgamation, replacement, conveyance, transfer or lease, the Sponsor has received an opinion of independent counsel to the Trust experienced in such matters to the effect that:

                           (A) such merger, consolidation, amalgamation, replacement, conveyance, transfer or lease does not adversely affect the rights, preferences and privileges of the Holders (including the holders of any Successor Securities) in any material respect (other than with respect to any dilution of the interests of such Holders or holders, as the case may be, in the Successor Entity);

                           (B)   following such merger, consolidation,
                           amalgamation, replacement, conveyance, transfer or lease, neither the Trust nor the Successor Entity will be required to register as an Investment Company; and

                           (C)   following such merger, consolidation,
                           amalgamation, replacement, conveyance, transfer or lease, the Trust (or the Successor Entity) will continue not to be classified as an association taxable as a corporation and will not be less likely to be classified as a grantor trust for United States federal income tax purposes;

                           (viii)the Sponsor or any permitted successor or
                      assignee owns all of the common securities of the Successor Entity and guarantees the obligations of the Successor Entity under the Successor Securities at least to the extent provided by the Securities Guarantees; and

                           (ix)  there shall have been furnished to the
                      Property Trustee an Officers' Certificate and an Opinion of Counsel, each to the effect that all conditions precedent in this Declaration to such transaction have been satisfied.

                      (c) Notwithstanding Section 3.15(b), the Trust shall not, except with the consent of Holders of 100% in aggregate liquidation amount of the Securities, consolidate, amalgamate, merge with or into, or be replaced by, or convey, transfer or lease its properties and assets as an entirety or substantially as an entirety to, any other Person or permit any other Person to consolidate, amalgamate, merge with or into, or replace it if such consolidation, amalgamation, merger, replacement, conveyance, transfer or lease would cause the Trust or the Successor Entity not to be classified as a grantor trust for United States federal income tax purposes.

                                   ARTICLE IV
                                    SPONSOR

SECTION 4.1           Sponsor's Purchase of Common Securities.

                      On each Closing Date, pursuant to the Common Securities Subscription Agreement, the Sponsor will purchase all of the Common Securities then issued by the Trust, in an amount equal to at least 3% of the total capital of the Trust, at the same time as the Series A Capital Securities are issued and sold.

SECTION 4.2           Responsibilities of the Sponsor.

                      In connection with the issue and sale of the Series A Capital Securities, the Sponsor shall have the exclusive right and responsibility to engage in the following activities:

                      (a) to prepare and file with the Commission the Registration Statements and any amendments thereto, and the prospectus to be included therein, in preliminary and final form, and to prepare for filing by the Trust with the Commission any other necessary documents, including any amendments thereto;

                      (b) to determine the States in which to take appropriate action to qualify or register for sale all or part of the Series A Capital Securities and to do any and all such acts, other than actions which must be taken by the Trust, and advise the Trust of actions it must take, and prepare for execution and filing any documents to be executed and filed by the Trust, as the Sponsor deems necessary or advisable in order to comply with the applicable laws of any such States;

                      (c) if deemed necessary or advisable by the Sponsor, to prepare for filing by the Trust an application to permit the Series A Capital Securities to trade or be quoted or listed in or on the PORTAL market, or any other securities exchange, quotation system or the Nasdaq Stock Market's National Market to prepare for filing by the Trust with the Commission a registration statement on Form 8-A, including any amendments thereto, relating to the registration of the Capital Securities under Section 12(b) or 12(g) of the Exchange Act, as the case may be, including any amendments thereto; and to negotiate the terms of, execute, enter into and deliver the Underwriting Agreement.

SECTION 4.3           Right to Proceed.

                      The Sponsor acknowledges the rights of the Holders of Series A Capital Securities, in the event that a failure of the Trust to pay Distributions on the Series A Capital Securities is attributable to the failure of the Debenture Issuer to pay the principal of or interest on the Series A Debentures, to institute a proceeding directly against the Debenture Issuer for enforcement of its payment obligations in respect of the Series A Debentures.

SECTION 4.4           Right to Dissolve Trust.

                      The Sponsor will have the right at any time to dissolve the Trust and, after satisfaction of liabilities to creditors of the Trust as required by applicable law, to cause the Series A Debentures to be distributed to the Holders in liquidation of the Trust. Such right is subject to the Sponsor's having received (i) an Opinion of Counsel to the effect that such distribution will not cause the Holders of Series A Capital Securities to recognize gain or loss for United States federal income tax purposes and (ii) all required regulatory approvals.

                                   ARTICLE V
                                    TRUSTEES

SECTION 5.1           Number of Trustees; Appointment of Co-Trustee.

                      The number of Trustees initially shall be five (5), and:

                      (a) at any time before the issuance of any Securities, the Sponsor may, by written instrument, increase or decrease the number of Trustees; and

                      (b) after the issuance of any Securities, the number of Trustees may be increased or decreased by vote of the Holders of a Majority in Liquidation Amount of the Common Securities voting as a class at a meeting of the Holders of the Common Securities;

provided, however, that, the number of Trustees shall in no event be less than two (2); provided further that (1) one Trustee, in the case of a natural person, shall be a person who is a resident of the State of Delaware or that, if not a natural person, is an entity which has its principal place of business in the State of Delaware (the "Delaware Trustee"); (2) there shall be at least one Trustee who is an employee or officer of, or is affiliated with, the Sponsor (an "Administrative Trustee"); and (3) one Trustee shall be the Property Trustee for so long as this Declaration is required to qualify as an indenture under the Trust Indenture Act, and such Trustee may also serve as Delaware Trustee if it meets the applicable requirements. Notwithstanding the above, unless an Event of Default shall have occurred and be continuing, at any time or times, for the purpose of meeting the legal requirements of the Trust Indenture Act or of any jurisdiction in which any part of the Trust Property may at the time be located, the Holders of a Majority in Liquidation Amount of the Common Securities acting as a class at a meeting of the Holders of the Common Securities, and the Administrative Trustees shall have power to appoint one or more Persons either to act as a co-trustee, jointly with the Property Trustee, of all or any part of the Trust Property, or to act as separate trustee of any such property, in either case with such powers as may be provided in the instrument of appointment, and to vest in such Person or Persons in such capacity any property, title, right or power deemed necessary or desirable, subject to the provisions of this Declaration. In case an Event of Default has occurred and is continuing, the Property Trustee alone shall have power to make any such appointment of a co-trustee.

SECTION 5.2           Delaware Trustee.

                      For so long as required by the Business Trust Act, the Delaware Trustee shall be:

                      (a) a natural person who is a resident of the State of Delaware; or

                      (b) if not a natural person, an entity which has its principal place of business in the State of Delaware, and otherwise meets the requirements of applicable law,

provided, however, that, if the Property Trustee has its principal place of business in the State of Delaware and otherwise meets the requirements of applicable law, then the Property Trustee shall also be the Delaware Trustee and Section 3.11 shall have no application.

                      The initial Delaware Trustee shall be:

                      Wilmington Trust Company
                      Rodney Square North
                      1100 North Market Street
                      Wilmington, Delaware 19890-0001
                      Attn.: Corporate Trust Administration
                      Telephone: (302) 651-1000
                      Telecopier: (302) 651-8882

SECTION 5.3           Property Trustee; Eligibility.

                      (a) There shall at all times be one Trustee (the "Property Trustee") which shall act as Property Trustee and which shall:

                           (i)   not be an Affiliate of the Sponsor; and

                           (ii) be a corporation organized and doing business under the laws of the United States of America or any State or Territory thereof or of the District of Columbia, or a corporation or Person permitted by the Commission to act as an indenture trustee under the Trust Indenture Act, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least fifty million U.S. dollars ($50,000,000), and subject to supervision or examination by federal, state, territorial or District of Columbia authority. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of the supervising or examining authority referred to above, then for the purposes of this Section 5.3(a)(ii), the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published.

                      (b) If at any time the Property Trustee shall cease to be eligible to so act under Section 5.3(a), the Property Trustee shall immediately resign in the manner and with the effect set forth in Section 5.6(c).

                      (c) If the Property Trustee has or shall acquire any "conflicting interest" within the meaning of ss. 310(b) of the Trust Indenture Act, the Property Trustee and the Holder of the Common Securities (as if it were the obligor referred to in ss. 310(b) of the Trust Indenture Act) shall in all respects comply with the provisions of ss. 310(b) of the Trust Indenture Act.

                      (d) The Series A Capital Securities Guarantee shall be deemed to be specifically described in this Declaration for purposes of clause
(i) of the first proviso contained in ss. 310(b) of the Trust Indenture Act.

                      (e)  The initial Property Trustee shall be:

                      Wilmington Trust Company
                      Rodney Square North
                      1100 North Market Street
                      Wilmington, Delaware 19890-0001
                      Attn.: Corporate Trust Administration
                      Telephone: (302) 651-1000
                      Telecopier: (302) 651-8882

SECTION 5.4 Certain Qualifications of Administrative Trustees and Delaware Trustee Generally.


                      Each Administrative Trustee and the Delaware Trustee (unless the Property Trustee also acts as Delaware Trustee) shall be either a natural person who is at least 21 years of age or a legal entity that shall act through one or more Authorized Officers.

SECTION 5.5           Administrative Trustees.

                      The initial Administrative Trustees shall be:

                      John M.R. Jacobs
                      Marilyn Alvarado
                      Lynn Hernandez
                      c/o Hamilton Bancorp Inc.
                      3750 N.W. 87th Avenue
                      Miami, Florida 33178
                      Telephone: (305) 717-5620
                      Telecopier: (305) 717-5631

                      (a) Except as expressly set forth in this Declaration and except if a meeting of the Administrative Trustees is called with respect to any matter over which the Administrative

Trustees have power to act, any power of the Administrative Trustees may be exercised by, or with the consent of, any one such Administrative Trustee.

SECTION 5.6           Appointment, Removal and Resignation of Trustees.

                      (a) Subject to Section 5.6(b) hereof and to Section 6(b) of Annex I hereto, Trustees may be appointed or removed without cause at any time:

                           (i) until the issuance of any Securities, by written instrument executed by the Sponsor;

                           (ii) unless an Event of Default shall have occurred and be continuing after the issuance of any Securities, by vote of the Holders of a Majority in Liquidation Amount of the Common Securities voting as a class at a meeting of the Holders of the Common Securities; and

                           (iii) if an Event of Default shall have occurred
                      and be continuing after the issuance of the Securities, with respect to the Property Trustee or the Delaware Trustee, by vote of Holders of a Majority in Liquidation Amount of the Series A Capital Securities voting as a class at a meeting of Holders of the Series A Capital Securities, and with respect to the Administrative Trustees, in the manner set forth in Section 5.6(a)(ii) hereof.

                      (b)  (i)   The Trustee that acts as Property Trustee shall
not be removed in accordance with Section 5.6(a) until a Successor Property Trustee has been appointed and has accepted such appointment by written instrument executed by such Successor Property Trustee and delivered to the removed Property Trustee, the Administrative Trustees and the Sponsor; and

                           (ii)  the Trustee that acts as Delaware Trustee shall
not be removed in accordance with Section 5.6(a) until a successor Trustee possessing the qualifications to act as Delaware Trustee under Sections 5.2 and
5.4 (a "Successor Delaware Trustee") has been appointed and has accepted such appointment by written instrument executed by such Successor Delaware Trustee and delivered to the removed Delaware Trustee, the Property Trustee (if the removed Delaware Trustee is not also the Property Trustee), the Administrative Trustees and the Sponsor.

                      (c) A Trustee appointed to office shall hold office until his successor shall have been appointed or until his death, removal or resignation. Any Trustee may resign from office (without need for prior or subsequent accounting) by an instrument in writing signed by the Trustee and delivered to the other Trustees, the Sponsor and the Trust, which resignation shall take effect upon such delivery or upon such later date as is specified therein; provided, however, that:

                           (i) No such resignation of the Trustee that acts as the Property Trustee shall be effective:

                           (A) until a Successor Property Trustee has been appointed and has accepted such appointment by instrument executed by such Successor Property Trustee and delivered to the Trust, the Sponsor, the Delaware Trustee (if the resigning Property Trustee is not also the Delaware Trustee) and the resigning Property Trustee; or

                           (B) until the assets of the Trust have been completely liquidated and the proceeds thereof distributed to the Holders; and

                           (ii) no such resignation of the Trustee that acts as the Delaware Trustee shall be effective until a Successor Delaware Trustee has been appointed and has accepted such appointment by instrument executed by such Successor Delaware Trustee and delivered to the Trust, the Property Trustee (if the resigning Delaware Trustee is not also the Property Trustee), the Sponsor and the resigning Delaware Trustee.

                      (d) The Holders of the Common Securities or, if an Event of Default shall have occurred and be continuing after the issuance of the Securities, the Holders of the Series A Capital Securities shall use their best efforts to promptly appoint a Successor Property Trustee or Successor Delaware Trustee, as the case may be, if the Property Trustee or the Delaware Trustee delivers an instrument of resignation in accordance with this Section 5.6.

                      (e) If no Successor Property Trustee or Successor Delaware Trustee shall have been appointed and accepted appointment as provided in this Section 5.6 within 60 days after delivery of an instrument of resignation or removal, the Property Trustee or Delaware Trustee resigning or being removed, as applicable, may petition any court of competent jurisdiction for appointment of a Successor Property Trustee or Successor Delaware Trustee. Such court may thereupon, after prescribing such notice, if any, as it may deem proper to prescribe, appoint a Successor Property Trustee or Successor Delaware Trustee, as the case may be.

                      (f) No Property Trustee or Delaware Trustee shall be liable for the acts or omissions to act of any Successor Property Trustee or Successor Delaware Trustee, as the case may be.

                      (g) At the time of resignation or removal of the Property Trustee or the Delaware Trustee, the Sponsor shall pay to such Trustee any amounts that may be owed to such Trustee pursuant to Section 10.4.

                      (h) Any successor Delaware Trustee shall file an amendment to the Certificate of Trust with the Secretary of State of the State of Delaware identifying the name and principal place of business of such Successor Delaware Trustee in the State of Delaware.


SECTION 5.7           Vacancies among Trustees.

                      If a Trustee ceases to hold office for any reason and the number of Trustees is not reduced pursuant to Section 5.l, or if the number of Trustees is increased pursuant to Section 5.1, a vacancy shall occur. A resolution certifying the existence of such vacancy by the Administrative Trustees or, if there are more than two, a majority of the Administrative Trustees shall be conclusive evidence of the existence of such vacancy. The vacancy shall be filled with a Trustee appointed in accordance with Section 5.6.

SECTION 5.8           Effect of Vacancies.

                      The death, resignation, retirement, removal, bankruptcy, dissolution, liquidation, incompetence or incapacity to perform the duties of a Trustee shall not operate to dissolve, liquidate or annul the Trust or to terminate this Declaration. Whenever a vacancy in the number of Administrative Trustees shall occur, until such vacancy is filled by the appointment of an Administrative Trustee in accordance with Section 5.6, the Administrative Trustees in office, regardless of their number, shall have all the powers granted to the Administrative Trustees and shall discharge all the duties imposed upon the Administrative Trustees by this Declaration.

SECTION 5.9           Meetings.

                      If there is more than one Administrative Trustee, meetings of the Administrative Trustees shall be held from time to time upon the call of any Administrative Trustee. Regular meetings of the Administrative Trustees may be held at a time and place fixed by resolution of the Administrative Trustees. Notice of any in-person meetings of the Administrative Trustees shall be hand delivered or otherwise delivered in writing (including by facsimile, with a hard copy by overnight courier) not less than 24 hours before such meeting. Notice of any telephonic meetings of the Administrative Trustees or any committee thereof shall be hand delivered or otherwise delivered in writing (including by facsimile, with a hard copy by overnight courier) not less than 24 hours before a meeting. Notices shall contain a brief statement of the time, place and anticipated purposes of the meeting. The presence (whether in person or by telephone) of an Administrative Trustee at a meeting shall constitute a waiver of notice of such meeting except where an Administrative Trustee attends a meeting for the express purpose of objecting to the transaction of any activity on the ground that the meeting has not been lawfully called or convened. Unless provided otherwise in this Declaration, any action of the Administrative Trustees may be taken at a meeting by vote of a majority of the Administrative Trustees present (whether in person or by telephone) and eligible to vote with respect to such matter, provided that, a Quorum is present, or without a meeting by the unanimous written consent of the Administrative Trustees. In the event there is only one Administrative Trustee, any and all action of such Administrative Trustee shall be evidenced by a written consent of such Administrative Trustee.

SECTION 5.10          Delegation of Power.

                      (a) Any Administrative Trustee may, by power of attorney consistent with applicable law, delegate to any other natural person over the age of 21 his or her power for the purpose of executing any documents contemplated in Section 3.6, including any Registration Statement or amendment thereto filed with the Commission, or making any other governmental filing.

                      (b) The Administrative Trustees shall have power to delegate from time to time to such of their number or to officers of the Trust the doing of such things and the execution of such instruments either in the name of the Trust or the names of the Administrative Trustees or otherwise as the Administrative Trustees may deem expedient, to the extent such delegation is not prohibited by applicable law or contrary to the provisions of this Declaration.

SECTION 5.11          Merger, Conversion, Consolidation or Succession to
                      Business.


                      Any Person into which the Property Trustee or the Delaware Trustee or any Administrative Trustee that is not a natural person, as the case may be, may be merged or converted or with which it may be consolidated, or any Person resulting from any merger, conversion or consolidation to which the Property Trustee or the Delaware Trustee, as the case may be, shall be a party, or any Person succeeding to all or substantially all the corporate trust business of the Property Trustee or the Delaware Trustee, as the case may be, shall be the successor of the Property Trustee or the Delaware Trustee, as the case may be, hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, provided such Person shall be otherwise qualified and eligible under this Article and provided further that, in the case of the Delaware Trustee, such Person shall file an amendment to the Certificate of Trust with the Delaware Secretary of State as contemplated in Section 5.6(h).

                                   ARTICLE VI
                                 DISTRIBUTIONS

SECTION 6.1           Distributions.

                      Holders shall receive Distributions in accordance with the applicable terms of the relevant Holder's Securities. If and to the extent that the Debenture Issuer makes a payment of interest (including Compounded Interest and Additional Sums) and/or principal on the Series A Debentures held by the Property Trustee (the amount of any such payment being a "Payment Amount"), the Property Trustee shall and is directed, to the extent funds are available for that purpose, to make a distribution (a "Distribution") of the Payment Amount to Holders in accordance with the terms of the Securities.

                                  ARTICLE VII
                             ISSUANCE OF SECURITIES

SECTION 7.1           General Provisions Regarding Securities.

                      (a) The Administrative Trustees shall, on behalf of the Trust, issue one class of capital securities representing preferred undivided beneficial interests in the assets of the Trust having such terms as are set forth in Annex I (the "Series A Capital Securities") and one class of common securities representing common undivided beneficial interests in the assets of the Trust having such terms as are set forth in Annex I (the "Common Securities"). The Trust shall issue no securities or other interests in the assets of the Trust other than the Series A Capital Securities and the Common Securities.

                      (b) The consideration received by the Trust for the issuance of the Securities shall constitute a contribution to the capital of the Trust and shall not constitute a loan to the Trust.

                      (c) Upon issuance of the Securities as provided in this Declaration, the Securities so issued shall be deemed to be validly issued, fully paid and nonassessable.

                      (d) Every Person, by virtue of having become a Holder or a Series A Capital Security Beneficial Owner in accordance with the terms of this Declaration, shall be deemed to have expressly assented and agreed to the terms of, and shall be bound by, this Declaration.

SECTION 7.2           Issuance of Series A Capital Securities and Common
                      Securities.

                      (a) As of December [___], 1998, the Sponsor, on behalf of the Trust and pursuant to the Original Declaration, executed and delivered the Underwriting Agreement. Contemporaneously with the execution and delivery of this Declaration, an Administrative Trustee, on behalf of the Trust, shall execute in accordance with Section 7.3 and deliver to the Underwriters named in the Underwriting Agreement, Series A Capital Security Certificates, registered in the name of the nominee of the initial Clearing Agency, in an aggregate amount of 1,200,000 Series A Capital Securities having an aggregate Liquidation Amount of $30,000,000, against receipt of an aggregate purchase price of $30,000,000, which amount such Administrative Trustee shall promptly deliver to the Property Trustee. If the Underwriters exercise their Option and there is an Option Securities Closing Date, then an Administrative Trustee, on behalf of the Trust, shall execute in accordance with Section 7.3 and deliver to the Underwriters named in the Underwriting Agreement, additional Series A Capital Security Certificates, registered in the name of the nominee of the initial Clearing Agency, in an aggregate amount of up to 180,000 Series A Capital Securities having an aggregate Liquidation Amount of up to $4,500,000 against receipt of the aggregate purchase price of up to $4,500,000, which amount such Administrative Trustee shall promptly deliver to the Property Trustee.

                      (b) Contemporaneously with the execution and delivery of this Declaration, an Administrative Trustee, on behalf of the Trust, shall execute in accordance with Section 7.3 and deliver to the Sponsor Common Security Certificates, registered in the name of the Sponsor, in an aggregate amount of 37,114 Common Securities having an aggregate Liquidation Amount of $927,850 against payment by the Sponsor of an aggregate purchase price of $927,850, which amount such Administrative Trustee shall promptly deliver to the Property Trustee. Contemporaneously therewith, an Administrative Trustee, on behalf of the Trust, shall subscribe to and purchase from the Sponsor Series A Subordinated Debentures, registered in the name of the Property Trustee and having an aggregate principal amount equal to $30,927.850, and, in satisfaction of the purchase price, the Property Trustee, on behalf of the Property Trustee, shall deliver to the Sponsor the sum of $30,927,850 (being the sum of the amounts delivered to the Property Trustee pursuant to (i) the second sentence of Section 7.2(a) and (ii) the first sentence of this Section 7.2(b)).

                       (c) If the Underwriters exercise the Option and there is an Option Securities Closing Date, then an Administrative Trustee, on behalf of the Trust, shall execute in accordance with Section 7.3 and deliver to the Sponsor, Common Securities Certificates, registered in the name of the Sponsor, in an aggregate amount of up to 5,568 Common Securities having an aggregate Liquidation Amount of up to $139,200 against Payment by the Sponsor of an aggregate purchase price of up to $139,200. Contemporaneously therewith, an Administrative Trustee, on behalf of the Trust, shall subscribe to and purchase from the Sponsor Series A Subordinated Debentures, registered in the name of the Property Trustee and having an aggregate principal amount of up to $4,639,200, and, in satisfaction of the purchase price of such Debentures, the Property Trustee, on behalf of the Trust, shall deliver to the Sponsor the sum of up to $4,639,200 (being the sum of the amounts delivered to the Property Trustee pursuant to (i) the third sentence of Section 7.2(a) and (ii) the first sentence of Section 7.2(b)).

SECTION 7.3           The Trust Security Certificates

                      The Series A Capital Security Certificates shall be issued in minimum denominations of $25 Liquidation Amount and integral multiples of $25 in excess thereof, and the Common Security Certificates shall be issued in denominations of $25 Liquidation Amount and integral multiples thereof. The Trust Security Certificates shall be executed on behalf of the Trust by manual or facsimile signature of at least one Administrative Trustee. The Series A Capital Security Certificates shall be authenticated by the Property Trustee by manual signature of an authorized signatory thereof. Trust Security Certificates bearing the signatures of individuals who were, at the time when such signatures shall have been affixed, authorized to sign on behalf of the Trust or the Property Trustee shall be validly issued and entitled to the benefits of this Declaration, notwithstanding that such individuals or any of them shall have ceased to be so authorized prior to the delivery of such Trust Security Certificates or did not hold such offices at the date of delivery of such Trust Security Certificates. A transferee of a Trust Security Certificate shall become a Holder, and shall be entitled to the rights and subject to the obligations of a Holder hereunder, upon due registration of such Trust Security Certificate in such transferee's name pursuant to Sections 7.5, 7.7 and 9.2.

SECTION 7.4           Execution and Delivery of Trust Security Certificates

                      On each Closing Date, the Administrative Trustees shall cause Trust Security Certificates, in an aggregate Liquidation Amount as provided in Section 7.2, to be executed on behalf of the Trust authenticated by the Property Trustee and delivered to or upon the written order of the Sponsor, signed by its chairman of the board, its president, any executive or senior vice president, any managing director or any vice president, treasurer, assistant treasurer or controller without further corporate action by the Sponsor, in authorized denominations.

SECTION 7.5           Registrar, Paying Agent and Exchange Agent.

                      The Trust shall maintain in Wilmington, Delaware, (i) an office or agency where Series A Capital Securities may be presented for registration of transfer ("Registrar"), (ii) an office or agency where Series A Capital Securities may be presented for payment ("Paying Agent") and (iii) an office or agency where Securities may be presented for exchange ("Exchange Agent"). The Registrar shall keep a register of the Series A Capital Securities and of their transfer. The Trust may appoint the Registrar, the Paying Agent and the Exchange Agent and may appoint one or more co-registrars, one or more additional paying agents and one or more additional Exchange Agents in such other locations as it shall determine. The term "Registrar" includes any additional registrar, the term "Paying Agent" includes any additional paying agent and the term "Exchange Agent" includes any additional Exchange Agent. The Trust may change any Paying Agent, Registrar, co-registrar or Exchange Agent without prior notice to any Holder. The Paying Agent, Registrar and Exchange Agent shall be permitted to resign as Paying Agent upon 30 days' written notice to the Property Trustee, the Administrative Trustees and the Sponsor. The Trust shall notify the Property Trustee of the name and address of any Agent not a party to this Declaration. If the Trust fails to appoint or maintain another entity as Registrar, Paying Agent or Exchange Agent, the Property Trustee shall act as such. The Trust or any of its Affiliates may act as Paying Agent, Registrar, or Exchange Agent. The Trust shall act as Paying Agent, Registrar and Exchange Agent for the Common Securities.

                      The Trust initially appoints the Property Trustee as Registrar, Paying Agent and Exchange Agent for the Series A Capital Securities.

SECTION 7.6 Registration of Transfer and Exchange of Series A Capital Security Certificates


                      Upon surrender for registration of transfer of any Series A Capital Security Certificate at the office or agency maintained pursuant to Section 7.5, the Administrative Trustee, or any one of them shall execute on behalf of the Trust, cause to be authenticated by the Property Trustee and deliver, in the name of the designated transferee or transferees, one or more new Series A Capital Security Certificates in authorized denominations of a like aggregate Liquidation Amount dated the date of execution by such Administrative Trustee or Trustees in accordance with the requirements of Section 9.2(b).

                      At the option of a Holder, Series A Capital Security Certificates may be exchanged for other Series A Capital Security Certificates in authorized denominations of the same class and of a like aggregate Liquidation Amount upon surrender of the Series A Capital Security Certificates to be exchanged at the office or agency maintained pursuant to Section 7.5.

                      Every Series A Capital Security Certificate presented or surrendered for registration of transfer or exchange shall be accompanied by a written instrument of transfer in form satisfactory to an Administrative Trustee and the Securities Registrar duly executed by the Holder or such Holder's attorney duly authorized in writing. Each Series A Capital Security Certificate surrendered for registration of transfer or exchange shall be canceled and subsequently disposed of by an Administrative Trustee or the Securities Registrar in accordance with such Person's customary practice.

SECTION 7.7 Book-Entry Series A Capital Security Certificates; Common Security Certificate

                      (a) The Series A Capital Security Certificates, upon original issuance, will be issued in the form of a typewritten Series A Capital Security Certificate or Certificates representing Book-Entry Series A Capital Security Certificates, to be delivered to The Depository Trust Company, the initial Clearing Agency, by, or on behalf of, the Trust. Such Series A Capital Security Certificate or Certificates shall initially be registered on the Securities Register in the name of Cede & Co., the nominee of the initial Clearing Agency, and no Capital Securities Beneficial Owner will receive a Definitive Series A Capital Security Certificate representing such Capital Securities Beneficial Owner's interest in such Series A Capital Securities, except as provided in Section 9.2. Unless and until Definitive Series A Capital Security Certificates have been issued to Capital Securities Beneficial Owners pursuant to Section 9.2:

                           (i) the provisions of this Section 7.7(a) shall be in full force and effect;

                           (ii) the Securities Registrar and the Trustees shall be entitled to deal with the Clearing Agency for all purposes of this Declaration relating to the Book-Entry Series A Capital Security Certificates (including the payment of the Liquidation Amount of and Distributions on the Series A Capital Securities evidenced by Book-Entry Series A Capital Security Certificates and the giving of instructions or directions to Capital Securities Beneficial Owners of Series A Capital Securities evidenced by Book-Entry Series A Capital Security Certificates) as the sole Holder of Series A Capital Securities evidenced by Book-Entry Series A Capital Security Certificates and shall have no obligations to the Capital Securities Beneficial Owners thereof;

                           (iii) to the extent that the provisions of this
                      Section 7.7 conflict with any other provisions of this Declaration, the provisions of this Section 7.7 shall control; and

                           (iv)  the rights of the Capital Securities
                      Beneficial Owners of the Book-Entry Series A Capital Security Certificates shall be exercised only through the Clearing Agency and shall be limited to those established by law and agreements between such Capital Securities Beneficial Owners and the Clearing Agency and/or the Clearing Agency Participants. Unless and until Definitive Series A Capital Security Certificates are issued pursuant to Section 9.2, the initial Clearing Agency will make book-entry transfers among the Clearing Agency Participants and receive and transmit payments on the Series A Capital Securities to such Clearing Agency Participants.

                      (b) A Common Security Certificate representing the Common Securities shall be issued to the Sponsor on each Closing Date in the form of a definitive Common Security Certificate.


SECTION 7.8           Paying Agent to Hold Money in Trust.

                      The Trust shall require each Paying Agent other than the Property Trustee to agree in writing that the Paying Agent will hold in trust for the benefit of Holders or the Property Trustee all money held by the Paying Agent for the payment of liquidation amounts or Distributions, and will notify the Property Trustee if there are insufficient funds for such purpose. While any such insufficiency continues, the Property Trustee may require a Paying Agent to pay all money held by it to the Property Trustee. The Trust at any time may require a Paying Agent to pay all money held by it to the Property Trustee and to account for any money disbursed by it. Upon payment over to the Property Trustee, the Paying Agent (if other than the Trust or an Affiliate of the Trust) shall have no further liability for the money. If the Trust or the Sponsor or an Affiliate of the Trust or the Sponsor acts as Paying Agent, it shall segregate and hold in a separate trust fund for the benefit of the Holders all money held by it as Paying Agent.

SECTION 7.9           Replacement Securities.

                      If a Holder claims that a Security owned by it has been lost, destroyed or wrongfully taken or if such Security is mutilated and is surrendered to the Trust or in the case of the Series A Capital Securities to the Property Trustee, an Administrative Trustee shall execute and the Property Trustee shall authenticate and make available for delivery a replacement Security if the Property Trustee's requirements are met. An indemnity bond must be provided by the Holder which, in the judgment of the Property Trustee, is sufficient to protect the Trustees, the Sponsor, the Trust or any authenticating agent from any loss which any of them may suffer if a Security is replaced. The Trust may charge such Holder for its expenses in replacing a Security.

SECTION 7.10          Outstanding Series A Capital Securities.

                      The Series A Capital Securities outstanding at any time are all the Series A Capital Securities authenticated by the Property Trustee except for those canceled by it, those delivered to it for cancellation, and those described in this Section as not outstanding.

                      If a Series A Capital Security is replaced, paid or purchased pursuant to Section 7.9 hereof, it ceases to be outstanding unless the Property Trustee receives proof satisfactory to it that the replaced, paid or purchased Series A Capital Security is held by a bona fide purchaser.

                      If Series A Capital Securities are considered paid in accordance with the terms of this Declaration, they cease to be outstanding and Distributions on them shall cease to accumulate.

                      A Series A Capital Security does not cease to be outstanding because one of the Trust, the Sponsor or an Affiliate of the Sponsor holds the Security.

SECTION 7.11          Series A Capital Securities in Treasury.

                      In determining whether the Holders of the required amount of Securities have concurred in any direction, waiver or consent, Series A Capital Securities owned by the Trust, the Sponsor or an Affiliate of the Sponsor, as the case may be, shall be disregarded and deemed not to be outstanding, except that for the purposes of determining whether the Property Trustee shall be fully protected in relying on any such direction, waiver or consent, only Securities which the Property Trustee actually knows are so owned shall be so disregarded.

SECTION 7.12          Cancellation.

                      The Trust at any time may deliver Series A Capital Securities to the Property Trustee for cancellation. The Registrar, Paying Agent and Exchange Agent shall forward to the Property Trustee any Series A Capital Securities surrendered to them for registration of transfer, redemption, exchange or payment. The Property Trustee shall promptly cancel all Series A Capital Securities surrendered for registration of transfer, redemption, exchange, payment, replacement or cancellation and shall dispose of canceled Series A Capital Securities in accordance with its customary procedures unless the Trust otherwise directs. The Trust may not issue new Series A Capital Securities to replace Series A Capital Securities that it has paid or that have been delivered to the Property Trustee for cancellation or that any Holder has exchanged.

SECTION 7.13          CUSIP Numbers.

                      The Trust in issuing the Series A Capital Securities may use "CUSIP" numbers (if then generally in use), and, if so, the Property Trustee shall use "CUSIP" numbers in notices of redemption as a convenience to Holders of Series A Capital Securities; provided that, any such notice may state that no representation is made as to the correctness of such numbers either as printed on the Series A Capital Securities or as contained in any notice of a redemption and that reliance may be placed only on the other identification numbers printed on the Series A Capital Securities, and any such redemption shall not be affected by any defect in or omission of such numbers. The Sponsor will promptly notify the Property Trustee of any change in the CUSIP numbers.

                                  ARTICLE VIII
                              DISSOLUTION OF TRUST

SECTION 8.1           Dissolution of Trust.

                      (a)  The Trust shall dissolve:

                           (i)   upon the bankruptcy of the Sponsor;

                           (ii)  upon the filing of a certificate of
                      dissolution or liquidation or its equivalent with respect to the Sponsor; or the revocation of the Sponsor's charter and the expiration of 90 days after the date of revocation without a reinstatement thereof;

                           (iii) following the distribution of a Like Amount
                      of the Series A Debentures to the Holders, provided that, the Property Trustee has received written notice from the Sponsor directing the Property Trustee to dissolve the Trust (which direction is optional, and except as otherwise expressly provided below, within the discretion of the Sponsor), and provided, further, that such direction and such distribution is conditioned on (a) the receipt by the Sponsor of any and all required regulatory approvals, and (b) the Sponsor's receipt and delivery to the Administrative Trustees of an opinion of independent tax counsel experienced in such matters to the effect that the Holders of the Series A Capital Securities will not recognize any gain or loss for United States federal income tax purposes as a result of the dissolution of the Trust and the distribution of Series A Debentures;

                           (iv)  upon the entry of a decree of judicial
                      dissolution of the Trust by a court of competent jurisdiction;

                           (v) when all of the Securities shall have been called for redemption and the amounts necessary for redemption thereof shall have been paid to the Holders in accordance with the terms of the Securities;

                           (vi) upon the redemption or repayment of the Series A Debentures or at such time as no Series A Debentures are outstanding; or

                           (vii) the expiration of the term of the Trust
                      provided in Section 3.14.

                      (b) As soon as is practicable upon completion of winding up of the Trust following the occurrence of an event referred to in Section 8.1(a) and the satisfaction of creditors of the Trust in accordance with applicable law, the Administrative Trustees shall terminate the Trust by filing a certificate of cancellation with the Secretary of State of the State of Delaware in accordance with the Business Trust Act.

                      (c) The provisions of Section 3.9 and Article X shall survive the dissolution of the Trust.


                                   ARTICLE IX
                             TRANSFER OF INTERESTS

SECTION 9.1           Transfer of Securities.

                      (a) Securities may only be transferred, in whole or in part, in accordance with the terms and conditions set forth in this Declaration and in the terms of the Securities. To the fullest extent permitted by law, any transfer or purported transfer of any Security not made in accordance with this Declaration shall be null and void.

                      (b) Subject to this Article IX, Series A Capital Securities may only be transferred, in whole or in part, in accordance with the terms and conditions set forth in this Declaration. To the fullest extent permitted by law, any transfer or purported transfer of any Security not made in accordance with this Declaration shall be null and void.

                      (c) For so long as the Securities remain outstanding, the Sponsor agrees (i) not to transfer ownership of the Common Securities of the Trust, provided that any permitted successor of the Sponsor under the Indenture may succeed to the Sponsor's ownership of the Common Securities, (ii) not to cause, as Sponsor of the Trust, or to permit, as Holder of the Common Securities, the dissolution, winding-up or liquidation of the Trust, except as provided in this Declaration and (iii) to use its best efforts to cause the Trust (a) to remain a business trust, except in connection with the distribution of Series A Debentures to the Holders in liquidation of the Trust, the redemption of all of the Securities, or certain mergers, consolidations or amalgamations, each as permitted by this Declaration, and (b) not to be classified as an association taxable as a corporation and to be classified as a grantor trust for United States federal income tax purposes.

SECTION 9.2           Definitive Series A Capital Security Certificates

                      (a) If (i) the Sponsor advises the Trustees in writing that the Clearing Agency is no longer willing or able to properly discharge its responsibilities with respect to the Series A Capital Security Certificates, and the Sponsor is unable to locate a qualified successor, (ii) the Sponsor at its option advises the Trustees in writing that it elects to terminate the book-entry system through the Clearing Agency or (iii) after the occurrence of an Event of Default, Capital Securities Beneficial Owners representing beneficial interests aggregating at least a majority of the Liquidation Amount advise the Administrative Trustees in writing that the continuation of a book-entry system through the Clearing Agency is no longer in the best interest of the Capital Securities Beneficial Owners, then the Administrative Trustees shall notify the other Trustees and the Clearing Agency, and the Clearing Agency, in accordance with its customary rules and procedures, shall notify all Clearing Agency Participants for whom it holds Series A Capital Securities of the occurrence of any such event and of the availability of the Definitive Series A Capital Security Certificates to Capital Securities Beneficial Owners of such class or classes, as applicable, requesting the same. Upon


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

surrender to the Administrative Trustees of the typewritten Series A Capital Security Certificate or Certificates representing the Book-Entry Series A Capital Security Certificates by the Clearing Agency, accompanied by registration instructions, the Administrative Trustees, or any one of them, shall execute the Definitive Series A Capital Security Certificates in accordance with the instructions of the Clearing Agency or, if executed on behalf of the Trust by facsimile, countersigned by a transfer agent or its agent. Neither the Registrar nor the Trustees shall be liable for any delay in delivery of such instructions and may conclusively rely on, and shall be protected in relying on, such instructions. Upon the issuance of Definitive Series A Capital Security Certificates, the Trustees shall recognize the Holders of the Definitive Series A Capital Security Certificates as Holders. The Definitive Series A Capital Security Certificates shall be typewritten, printed, lithographed or engraved or may be produced in any other manner as is reasonably acceptable to the Administrative Trustees that meets the requirements of any stock exchange or automated quotation system on which the Series A Capital Securities are then listed or approved for trading, as evidenced by the execution thereof by the Administrative Trustees or any one of them.

                      (b) Obligations with Respect to Transfers and Exchanges of Series A Capital Securities.

                           (i) To permit registrations of transfers and exchanges, the Trust shall execute and the Property Trustee shall authenticate Definitive Series A Capital Securities and the Global Capital Security at the Registrar's or co-registrar's request in accordance with the terms of this Declaration.

                           (ii) Registrations of transfers or exchanges will be effected without charge, but only upon payment (with such indemnity as the Trust or the Sponsor may require) in respect of any tax or other governmental charge that may be imposed in relation to it.

                           (iii) The Registrar or co-registrar shall not be
                      required to register the transfer of or exchange of (a) Series A Capital Securities during a period beginning at the opening of business 15 days before the day of mailing of a notice of redemption or any notice of selection of Series A Capital Securities for redemption and ending at the close of business on the day of such mailing or (b) any Series A Capital Security so selected for redemption in whole or in part, except the unredeemed portion of any Series A Capital Security being redeemed in part.

                           (iv) Prior to the due presentation for registration of transfer of any Series A Capital Security, the Trust, the Property Trustee, the Paying Agent, the Registrar or any co-registrar may deem and treat the Person in whose name a Series A Capital Security is registered as the absolute owner of such Series A Capital Security for the purpose of receiving Distributions on such Series A Capital Security and for all other purposes whatsoever, and none of the Trust, the Property Trustee, the Paying Agent, the Registrar or any co-registrar shall be affected by notice to the contrary.


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

                           (v) All Series A Capital Securities issued upon any registration of transfer or exchange pursuant to the terms of this Declaration shall evidence the same security and shall be entitled to the same benefits under this Declaration as the Series A Capital Securities surrendered upon such registration of transfer or exchange.

                      (c)  No Obligation of the Property Trustee.

                           (i)   The Property Trustee shall have no
                      responsibility or obligation to any Capital Security Beneficial Owner, a Participant in the Clearing Agency or other Person with respect to the accuracy of the records of the Clearing Agency or its nominee or of any Participant thereof, with respect to any ownership interest in the Series A Capital Securities or with respect to the delivery to any Participant, beneficial owner or other Person (other than the Clearing Agency) of any notice (including any notice of redemption) or the payment of any amount, under or with respect to such Series A Capital Securities. All notices and communications to be given to the Holders and all payments to be made to Holders under the Series A Capital Securities shall be given or made only to or upon the order of the registered Holders (which shall be the Clearing Agency or its nominee in the case of the Global Capital Security). The rights of Capital Security Beneficial Owners shall be exercised only through the Clearing Agency subject to the applicable rules and procedures of the Clearing Agency. The Property Trustee may conclusively rely and shall be fully protected in relying upon information furnished by the Clearing Agency or any agent thereof with respect to its Participants and any Capital Security Beneficial Owners.

                           (ii) The Property Trustee and the Registrar shall have no obligation or duty to monitor, determine or inquire as to compliance with any restrictions on transfer imposed under this Declaration or under applicable law with respect to any transfer of any interest in any Series A Capital Security (including any transfers between or among Clearing Agency Participants or Capital Security Beneficial Owners) other than to require delivery of such certificates and other documentation or evidence as are expressly required by, and to do so if and when expressly required by, the terms of this Declaration, and to examine the same to determine substantial compliance as to form with the express requirements hereof.

SECTION 9.3           Temporary Securities.

                      (a) Until Definitive Capital Securities are ready for delivery, the Trust may prepare and, in the case of the Capital Securities, the Property Trustee shall authenticate temporary Securities. Temporary Securities shall be substantially in the form of Definitive Series A Capital Securities, but may have variations that the Trust considers appropriate for temporary Securities. Without unreasonable delay, the Trust shall prepare and, in the case of the Series A Capital

Securities, the Property Trustee shall authenticate Definitive Capital Securities in exchange for temporary Securities.

                      (b) The Global Capital Security deposited with the Clearing Agency or with the Property Trustee as custodian for the Clearing Agency shall be transferred to the beneficial owners thereof in the form of Definitive Capital Securities only if such transfer complies with Section 9.2 and (i) the Clearing Agency notifies the Sponsor that it is unwilling or unable to continue as Clearing Agency for such Global Capital Security or if at any time such Clearing Agency ceases to be a "clearing agency" registered under the Exchange Act, and, in each case, a clearing agency is not appointed by the Sponsor within 90 days of receipt of such notice or of becoming aware of such condition, (ii) a Default or an Event of Default has occurred and is continuing or (iii) the Trust at its sole discretion elects to cause the issuance of Definitive Capital Securities.

                      (c) Any Global Capital Security that is transferable to the beneficial owners thereof in the form of Definitive Capital Securities shall be surrendered by the Clearing Agency to the Property Trustee to be so transferred, in whole or from time to time in part, without charge, and the Property Trustee shall authenticate and make available for delivery, upon such transfer of each portion of such Global Capital Security, an equal aggregate liquidation amount of Securities of authorized denominations in the form of Definitive Capital Securities. Any portion of the Global Capital Security transferred pursuant to this Section shall be registered in such names as the Clearing Agency shall direct.

                      (d) Subject to the provisions of Section 9.3(c), the Holder of the Global Capital Security may grant proxies and otherwise authorize any Person, including Participants and Persons that may hold interests through Participants, to take any action which such Holder is entitled to take under this Declaration or the Securities.

                      (e) In the event of the occurrence of any of the events specified in Section 7.9(b), the Trust will promptly make available to the Property Trustee a reasonable supply of certificated Capital Securities in fully registered form without distribution coupons.

SECTION 9.4           Deemed Security Holders.

                      The Trustees may treat the Person in whose name any Security shall be registered on the books and records of the Trust as the sole owner and Holder of such Security for purposes of receiving Distributions and for all other purposes whatsoever and, accordingly, shall not be bound to recognize any equitable or other claim to or interest in such Security on the part of any Person, whether or not the Trust shall have actual or other notice thereof.

SECTION 9.5           Notices to Clearing Agency.

                      Whenever a notice or other communication to the Series A Capital Security Holders is required to be given by a Trustee under this Declaration, such Trustee shall give all such notices and communications specified herein to be given to the Holder of the Global Capital Security to the Clearing Agency and shall have no notice obligations to the Capital Security Beneficial Owners.

SECTION 9.6           Appointment of Successor Clearing Agency.

                      If any Clearing Agency elects to discontinue its services as securities depositary with respect to the Series A Capital Securities, the Administrative Trustees may, in their sole discretion, appoint a successor Clearing Agency with respect to such Series A Capital Securities.

                                   ARTICLE X
                           LIMITATION OF LIABILITY OF
                   HOLDERS OF SECURITIES, TRUSTEES OR OTHERS

SECTION 10.1          Liability.

                      (a) Except as expressly set forth in this Declaration, the Securities Guarantees and the terms of the Securities, the Sponsor shall not be:

                           (i) personally liable for the return of any portion of the capital contributions (or any return thereon) of the Holders which shall be made solely from assets of the Trust; and

                           (ii) required to pay to the Trust or to any Holder any deficit upon dissolution of the Trust or otherwise.

                      (b) The Sponsor shall be liable for all of the debts and obligations of the Trust (other than in respect of the Securities) to the extent not satisfied out of the Trust's assets.

                      (c) Pursuant to ss. 3803(a) of the Business Trust Act, the Holders shall be entitled to the same limitation of personal liability extended to stockholders of private corporations for profit organized under the General Corporation Law of the State of Delaware.

SECTION 10.2          Exculpation.

                      (a) No Indemnified Person shall be liable, responsible or accountable in damages or otherwise to the Trust or any Covered Person for any loss, damage or claim incurred by reason of any act or omission performed or omitted by such Indemnified Person in good faith on behalf of the Trust and in a manner such Indemnified Person reasonably believed to be within the scope of the authority conferred on such Indemnified Person by this Declaration or by law, except that an Indemnified Person shall be liable for any such loss, damage or claim incurred by reason of such Indemnified Person's gross negligence (or in the case of the Property Trustee or the Delaware Trustee, negligence) or willful misconduct with respect to such acts or omissions.

                      (b) An Indemnified Person shall be fully protected in relying in good faith upon the records of the Trust and upon such information, opinions, reports or statements presented to the

Trust by any Person as to matters the Indemnified Person reasonably believes are within such other Person's professional or expert competence and who has been selected with reasonable care by or on behalf of the Trust, including information, opinions, reports or statements as to the value and amount of the assets, liabilities, profits, losses, or any other facts pertinent to the existence and amount of assets from which Distributions to Holders might properly be paid.

SECTION 10.3          Fiduciary Duty.

                      (a) To the extent that, at law or in equity, an Indemnified Person has duties (including fiduciary duties) and liabilities relating thereto to the Trust or to any other Covered Person, an Indemnified Person acting under this Declaration shall not be liable to the Trust or to any other Covered Person for its good faith reliance on the provisions of this Declaration. The provisions of this Declaration, to the extent that they restrict the duties and liabilities of an Indemnified Person otherwise existing at law or in equity (other than the duties imposed on the Property Trustee under the Trust Indenture Act), are agreed by the parties hereto to replace such other duties and liabilities of such Indemnified Person.

                      (b)  Unless otherwise expressly provided herein:

                           (i) whenever a conflict of interest exists or arises between any Covered Person and any Indemnified Person, or

                           (ii)  whenever this Declaration or any other
                      agreement contemplated herein or therein provides that an Indemnified Person shall act in a manner that is, or provides terms that are, fair and reasonable to the Trust or any Holder of Securities, the Indemnified Person shall resolve such conflict of interest, take such action or provide such terms, considering in each case the relative interest of each party (including its own interest) to such conflict, agreement, transaction or situation and the benefits and burdens relating to such interests, any customary or accepted industry practices, and any applicable generally accepted accounting practices or principles. In the absence of bad faith by the Indemnified Person, the resolution, action or term so made, taken or provided by the Indemnified Person shall not constitute a breach of this Declaration or any other agreement contemplated herein or of any duty or obligation of the Indemnified Person at law or in equity or otherwise.

                      (c) Whenever in this Declaration an Indemnified Person is permitted or required to make a decision:

                           (i) in its "discretion" or under a grant of similar authority, the Indemnified Person shall be entitled to consider such interests and factors as it desires, including its own interests, and shall have no duty or obligation to give any consideration to any interest of or factors affecting the Trust or any other Person; or

                           (ii) in its "good faith" or under another express standard, the Indemnified Person shall act under such express standard and shall not be subject to any other or different standard imposed by this Declaration or by applicable law.

SECTION 10.4          Indemnification.

                      (a)  (i)   The Sponsor shall indemnify, to the full extent
permitted by law, any Company Indemnified Person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the Trust) by reason of the fact that he is or was a Company Indemnified Person, against expenses (including attorneys' fees and expenses), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Trust, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the Company Indemnified Person did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the Trust, and, with respect to any criminal action or proceeding, had reasonable cause to believe that his conduct was unlawful.

                           (ii)  The Sponsor shall indemnify, to the full extent
permitted by law, any Company Indemnified Person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the Trust to procure a judgment in its favor by reason of the fact that he is or was a Company Indemnified Person against expenses (including attorneys' fees and expenses) actually and reasonably incurred by him in connection with the defense or settlement of such action or suit if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Trust and except that no such indemnification shall be made in respect of any claim, issue or matter as to which such Company Indemnified Person shall have been adjudged to be liable to the Trust unless and only to the extent that the Court of Chancery of Delaware or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such Person is fairly and reasonably entitled to indemnity for such expenses which such Court of Chancery or such other court shall deem proper.

                           (iii) To the extent that a Company Indemnified
Person shall be successful on the merits or otherwise (including dismissal of an action without prejudice or the settlement of an action without admission of liability) in defense of any action, suit or proceeding referred to in paragraphs (i) and (ii) of this Section 10.4(a), or in defense of any claim, issue or matter therein, he shall be indemnified, to the full extent permitted by law, against expenses (including attorneys' fees) actually and reasonably incurred by him in connection therewith.

                           (iv)  Any indemnification under paragraphs (i) and
(ii) of this Section 10.4(a) (unless ordered by a court) shall be made by the Sponsor only as authorized in the specific case upon a determination that indemnification of the Company Indemnified Person is proper in the


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

circumstances because he has met the applicable standard of conduct set forth in paragraphs (i) and (ii). Such determination shall be made (1) by the Administrative Trustees by a majority vote of a Quorum consisting of such Administrative Trustees who were not parties to such action, suit or proceeding, (2) if such a Quorum is not obtainable, or, even if obtainable, if a Quorum of disinterested Administrative Trustees so directs, by independent legal counsel in a written opinion, or (3) by the Common Security Holder of the Trust.

                           (v)   Expenses (including attorneys' fees and
expenses) incurred by a Company Indemnified Person in defending a civil, criminal, administrative or investigative action, suit or proceeding referred to in paragraphs (i) and (ii) of this Section 10.4(a) shall be paid by the Sponsor in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such Company Indemnified Person to repay such amount if it shall ultimately be determined that he is not entitled to be indemnified by the Sponsor as authorized in this Section 10.4(a). Notwithstanding the foregoing, no advance shall be made by the Sponsor if a determination is reasonably and promptly made (i) by the Administrative Trustees by a majority vote of a Quorum of disinterested Administrative Trustees, (ii) if such a Quorum is not obtainable, or, even if obtainable, if a Quorum of disinterested Administrative Trustees so directs, by independent legal counsel in a written opinion or (iii) by the Common Security Holder of the Trust, that, based upon the facts known to the Administrative Trustees, counsel or the Common Security Holder at the time such determination is made, such Company Indemnified Person acted in bad faith or in a manner that the Common Security Holder did not believe to be in or not opposed to the best interests of the Trust, or, with respect to any criminal proceeding, that such Company Indemnified Person believed or had reasonable cause to believe his conduct was unlawful. In no event shall any advance be made in instances where the Administrative Trustees, independent legal counsel or Common Security Holder reasonably determine that a Company Indemnified Person deliberately breached his duty to the Trust or its Common or Series A Capital Security Holders.

                           (vi)  The indemnification and advancement of expenses
provided by, or granted pursuant to, the other paragraphs of this Section 10.4(a) shall not be deemed exclusive of any other rights to which those seeking indemnification and advancement of expenses may be entitled under any agreement, vote of stockholders or disinterested directors of the Sponsor or Series A Capital Security Holders of the Trust or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office. All rights to indemnification under this Section 10.4(a) shall be deemed to be provided by a contract between the Sponsor and each Company Indemnified Person who serves in such capacity at any time while this Section 10.4(a) is in effect. Any repeal or modification of this Section 10.4(a) shall not affect any rights or obligations then existing.

                           (vii) The Sponsor or the Trust may purchase and
maintain insurance on behalf of any person who is or was a Company Indemnified Person against any liability asserted against him and incurred by him in any such capacity, or arising out of his status as such, whether or not the Debenture Issuer would have the power to indemnify him against such liability under the provisions of this Section 10.4(a).

                           (viii)  For purposes of this Section 10.4(a),
references to "the Trust" shall include, in addition to the resulting or surviving entity, any constituent entity (including any constituent of a constituent) absorbed in a consolidation or merger, so that any person who is or was a director, trustee, officer or employee of such constituent entity, or is or was serving at the request of such constituent entity as a director, trustee, officer, employee or agent of another entity, shall stand in the same position under the provisions of this Section 10.4(a) with respect to the resulting or surviving entity as he would have with respect to such constituent entity if its separate existence had continued.

                           (ix)  The indemnification and advancement of
expenses provided by, or granted pursuant to, this Section 10.4(a) shall, unless otherwise provided when authorized or ratified, continue as to a Person who has ceased to be a Company Indemnified Person and shall inure to the benefit of the heirs, executors and administrators of such a Person.

                      (b) The Sponsor agrees to indemnify the (i) Property Trustee, (ii) the Delaware Trustee, (iii) any Affiliate of the Property Trustee or the Delaware Trustee, and (iv) any officers, directors, shareholders, members, partners, employees, representatives, custodians, nominees or agents of the Property Trustee or the Delaware Trustee (each of the Persons in (i) through (iv), including the Property Trustee and the Delaware Trustee in their respective individual capacities, being referred to as a "Fiduciary Indemnified Person") for, and to hold each Fiduciary Indemnified Person harmless against, any and all loss, liability, damage, action, suit, claim or expense including taxes (other than taxes based on the income of such Fiduciary Indemnified Person) of any kind and nature whatsoever incurred without negligence or bad faith on the part of such Fiduciary Indemnified Person, arising out of or in connection with the acceptance or administration of the trust or trusts hereunder, including the costs and expenses (including reasonable legal fees and expenses) of defending against or investigating any claim or liability in connection with the exercise or performance of any of the powers or duties of such Fiduciary Indemnified Person hereunder. The obligation to indemnify as set forth in this Section 10.4(b) shall survive the resignation or removal of the Property Trustee or the Delaware Trustee and the satisfaction and discharge of this Declaration.

                      (c) The Sponsor agrees to pay the Property Trustee and the Delaware Trustee, from time to time, such compensation for all services rendered by the Property Trustee and the Delaware Trustee hereunder as may be mutually agreed upon in writing by the Sponsor and the Property Trustee or the Delaware Trustee, as the case may be, and, except as otherwise expressly provided herein, to reimburse the Property Trustee and the Delaware Trustee upon its or their request for all reasonable expenses (including legal fees and expenses), disbursements and advances incurred or made by the Property Trustee or the Delaware Trustee, as the case may be, in accordance with the provisions of this Declaration, except any such expense, disbursement or advance as may be attributable to its or their negligence or bad faith.

SECTION 10.5          Outside Businesses.

                      Any Covered Person, the Sponsor, the Delaware Trustee and the Property Trustee (subject to Section 5.3(c)) may engage in or possess an interest in other business ventures of any nature or description, independently or with others, similar or dissimilar to the business of the Trust, and the Trust and the Holders shall have no rights by virtue of this Declaration in and to such independent ventures or the income or profits derived therefrom, and the pursuit of any such venture, even if competitive with the business of the Trust, shall not be deemed wrongful or improper. No Covered Person, the Sponsor, the Delaware Trustee, or the Property Trustee shall be obligated to present any particular investment or other opportunity to the Trust even if such opportunity is of a character that, if presented to the Trust, could be taken by the Trust, and any Covered Person, the Sponsor, the Delaware Trustee and the Property Trustee shall have the right to take for its own account (individually or as a partner or fiduciary) or to recommend to others any such particular investment or other opportunity. Any Covered Person, the Delaware Trustee and the Property Trustee may engage or be interested in any financial or other transaction with the Sponsor or any Affiliate of the Sponsor, or may act as depositary for, trustee or agent for, or act on any committee or body of holders of, securities or other obligations of the Sponsor or its Affiliates.

                                   ARTICLE XI
                                   ACCOUNTING

SECTION 11.1          Fiscal Year.

                      The fiscal year ("Fiscal Year") of the Trust shall be the calendar year, or such other year as is required by the Code.

SECTION 11.2          Certain Accounting Matters.

                      (a) At all times during the existence of the Trust, the Administrative Trustees shall keep, or cause to be kept, full books of account, records and supporting documents, which shall reflect in reasonable detail each transaction of the Trust. The books of account shall be maintained on the accrual method of accounting, in accordance with generally accepted accounting principles, consistently applied. The Trust shall use the accrual method of accounting for United States federal income tax purposes. The books of account and the records of the Trust shall be examined by and reported upon as of the end of each Fiscal Year of the Trust by a firm of independent certified public accountants selected by the Administrative Trustees.

                      (b) The Administrative Trustees shall cause to be duly prepared and delivered to each of the Holders any annual United States federal income tax information statements required by the Code, containing such information with regard to the Securities held by each Holder as is required by the Code and the Treasury Regulations. Notwithstanding any right under the Code to deliver any such statement at a later date, the Administrative Trustees shall endeavor to deliver all such information statements within 30 days after the end of each Fiscal Year of the Trust.

                      (c) The Administrative Trustees shall cause to be duly prepared and filed with the appropriate taxing authority, an annual United States federal income tax return, on a Form 1041 or such other form required by United States federal income tax law, and any other annual income tax returns required to be filed by the Administrative Trustees on behalf of the Trust with any state or local taxing authority.

SECTION 11.3          Banking.

                      The Trust may maintain one or more bank accounts in the name and for the sole benefit of the Trust; provided, however, that all payments of funds in respect of the Series A Debentures held by the Property Trustee shall be made directly to the Property Trustee Account and no other funds of the Trust shall be deposited in the Property Trustee Account. The sole signatories for such accounts shall be designated by the Administrative Trustees; provided, however, that the Property Trustee shall designate the signatories for the Property Trustee Account.

SECTION 11.4          Withholding.

                      The Trust and the Administrative Trustees shall comply with all withholding requirements under United States federal, state and local law and under foreign law. The Trust shall request, and the Holders shall provide to the Trust, such forms or certificates as are necessary to establish an exemption from withholding with respect to each Holder, and any representations and forms as shall reasonably be requested by the Trust to assist it in determining the extent of, and in fulfilling, its withholding obligations. The Administrative Trustees shall cause to be filed required forms with applicable jurisdictions and, unless an exemption from withholding is properly established by a Holder, shall remit amounts withheld with respect to the Holder to applicable jurisdictions. To the extent that the Trust is required to withhold and pay over any amounts to any authority with respect to Distributions or allocations to any Holder, the amount withheld shall be deemed to be a Distribution in the amount of the withholding to the Holder. In the event of any claim of excess withholding, Holders shall be limited to an action against the applicable jurisdiction. If the amount required to be withheld was not withheld from actual Distributions made, the Trust may reduce subsequent Distributions by the amount of such withholding.

                                  ARTICLE XII
                            AMENDMENTS AND MEETINGS

SECTION 12.1          Amendments.

                      (a) Except as otherwise provided in this Declaration (including Section 7 of Annex I hereto) or by any applicable terms of the Securities, this Declaration may only be amended by a written instrument approved and executed by:

                           (i) the Sponsor and the Administrative Trustees (or, if there are more than two Administrative Trustees, a majority of the Administrative Trustees);

                           (ii) if the amendment affects the rights, powers, duties, obligations or immunities of the Property Trustee, the Property Trustee; and

                           (iii) if the amendment affects the rights, powers,
                      duties, obligations or immunities of the Delaware Trustee, the Delaware Trustee.

                      (b) No amendment shall be made, and any such purported amendment shall be void and ineffective:

                           (i) unless, in the case of any proposed amendment, the Property Trustee shall have first received an Officers' Certificate from each of the Trust and the Sponsor that such amendment is permitted by, and conforms to, the terms of this Declaration (including the terms of the Securities);

                           (ii) unless, in the case of any proposed amendment which affects the rights, powers, duties, obligations or immunities of the Property Trustee, the Property Trustee shall have first received:

                           (A) an Officers' Certificate from each of the Trust and the Sponsor that such amendment is permitted by, and conforms to, the terms of this Declaration (including the terms of the Securities); and

                           (B) an Opinion of Counsel (who may be counsel to the Sponsor or the Trust) that such amendment is permitted by, and conforms to, the terms of this Declaration (including the terms of the Securities) and that all conditions precedent to the execution and delivery of such amendment have been satisfied;

provided, however, that the Property Trustee and the Delaware Trustee shall not be required to sign any such amendment which affects its own rights, duties, warranties or indemnification; and

                           (iii) to the extent the result of such amendment
                      would be to:

                           (A) cause the Trust to fail to continue not to be classified as an association taxable as a corporation or to be less likely to be classified as a grantor trust, in each case for purposes of United States federal income taxation;

                           (B) reduce or otherwise adversely affect the powers of the Property Trustee in contravention of the Trust Indenture Act; or

                           (C)   cause the Trust to be deemed to be an
                           Investment Company required to be registered under the Investment Company Act.

                      (c) At such time after the Trust has issued any Securities that remain outstanding, any amendment that would adversely affect the rights, privileges or preferences of any

Holder (other than an amendment pursuant to (g)(ii) below) may be effected only with such additional requirements as may be set forth in the terms of such Securities;

                      (d) Section 10.1(c) and this Section 12.1 shall not be amended without the consent of all of the Holders;

                      (e) Article Four shall not be amended without the consent of the Holders of a Majority in Liquidation Amount of the Common Securities;

                      (f) The rights of the Holders of the Common Securities under Article V to increase or decrease the number of, and appoint and remove Trustees shall not be amended without the consent of the Holders of a Majority in Liquidation Amount of the Common Securities; and

                      (g) Notwithstanding Section 12.1(c), this Declaration may be amended without the consent of the Holders to:

                           (i) cure any ambiguity, correct or supplement any provision in this Declaration that may be inconsistent with any other provision of this Declaration or to make any other provisions with respect to matters or questions arising under this Declaration which shall not be inconsistent with the other provisions of the Declaration; and

                           (ii) to modify, eliminate or add to any provisions of the Declaration to such extent as shall be necessary to ensure that the Trust will be classified for United States federal income tax purposes as a grantor trust at all times that any Securities are outstanding or to ensure that the Trust will not be required to register as an Investment Company under the Investment Company Act.

provided, however, that in the case of clause (i) above, such action shall not adversely affect in any material respect the interests of the Holders, and any such amendments of this Declaration shall become effective when notice thereof is given to the Holders.

SECTION 12.2          Meetings of the Holders; Action by Written Consent.

                      (a) Meetings of the Holders of any class of Securities may be called at any time by the Administrative Trustees (or as provided in the terms of the Securities) to consider and act on any matter on which Holders of such class of Securities are entitled to act under the terms of this Declaration, the terms of the Securities or the rules of any stock exchange on which the Series A Capital Securities are listed or admitted for trading. The Administrative Trustees shall call a meeting of the Holders of such class if directed to do so by the Holders of at least 10% in Liquidation Amount of such class of Securities. Such direction shall be given by delivering to the Administrative Trustees one or more notices in writing stating that the signing Holders wish to call a meeting and indicating the general or specific purpose for which the meeting is to be called. Any Holders calling a meeting shall specify in writing the Capital Security or Common Security Certificates held by the Holders exercising the right to call a meeting and only those Securities specified shall be counted for purposes of determining whether the required percentage set forth in the second sentence of this paragraph has been met.

                      (b) Except to the extent otherwise provided in the terms of the Securities, the following provisions shall apply to meetings of Holders:

                           (i) notice of any such meeting shall be given to all the Holders having a right to vote thereat at least seven days and not more than 60 days before the date of such meeting. Whenever a vote, consent or approval of the Holders is permitted or required under this Declaration or the rules of any stock exchange on which the Series A Capital Securities are listed or admitted for trading, such vote, consent or approval may be given at a meeting of the Holders; any action that may be taken at a meeting of the Holders may be taken without a meeting if a consent in writing setting forth the action so taken is signed by the Holders owning not less than the minimum amount of Securities in liquidation amount that would be necessary to authorize or take such action at a meeting at which all Holders having a right to vote thereon were present and voting; prompt notice of the taking of action without a meeting shall be given to the Holders entitled to vote who have not consented in writing; and the Administrative Trustees may specify that any written ballot submitted to the Security Holder for the purpose of taking any action without a meeting shall be returned to the Trust within the time specified by the Administrative Trustees;

                           (ii) each Holder may authorize any Person to act for it by proxy on all matters in which a Holder is entitled to participate, including waiving notice of any meeting, or voting or participating at a meeting; no proxy shall be valid after the expiration of eleven months from the date thereof unless otherwise provided in the proxy; every proxy shall be revocable at the pleasure of the Holder executing it; and, except as otherwise provided herein, all matters relating to the giving, voting or validity of proxies shall be governed by the General Corporation Law of the State of Delaware relating to proxies, and judicial interpretations thereunder, as if the Trust were a Delaware corporation and the Holders were stockholders of a Delaware corporation;

                           (iii) each meeting of the Holders shall be
                      conducted by the Administrative Trustees or by such other Person that the Administrative Trustees may designate; and

                           (iv)  unless the Business Trust Act, this
                      Declaration, the terms of the Securities, the Trust Indenture Act or the listing rules of any stock exchange on which the Series A Capital Securities are then listed or trading, otherwise provides, the Administrative Trustees, in their sole discretion, shall establish all other provisions relating to meetings of Holders, including notice of the time, place or purpose of any meeting at which any matter is to be voted on by any Holders, waiver of any such notice, action by consent without a meeting, the establishment of a record date, quorum requirements, voting in person or by proxy or any other matter with respect to the exercise of any such right to vote.

                                  ARTICLE XIII
                      REPRESENTATIONS OF PROPERTY TRUSTEE
                              AND DELAWARE TRUSTEE

SECTION 13.1          Representations and Warranties of Property Trustee.

                      The Trustee that acts as initial Property Trustee represents and warrants to the Trust and to the Sponsor at the date of this Declaration, and each Successor Property Trustee represents and warrants to the Trust and the Sponsor at the time of the Successor Property Trustee's acceptance of its appointment as Property Trustee that:

                      (a) the Property Trustee is a banking corporation, a national banking association or a bank or trust company, duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation, with corporate power and authority to execute and deliver, and to carry out and perform its obligations under the terms of, this Declaration;

                      (b) the execution, delivery and performance by the Property Trustee of this Declaration has been duly authorized by all necessary corporate action on the part of the Property Trustee; and this Declaration has been duly executed and delivered by the Property Trustee and under Delaware law (excluding any securities laws) constitutes a legal, valid and binding obligation of the Property Trustee, enforceable against it in accordance with its terms, subject to applicable bankruptcy, reorganization, moratorium, insolvency, and other similar laws affecting creditors' rights generally and to general principles of equity and the discretion of the court (regardless of whether the enforcement of such remedies is considered in a proceeding in equity or at law);

                      (c) the execution, delivery and performance of this Declaration by the Property Trustee does not conflict with or constitute a breach of the charter or by-laws of the Property Trustee; and

                      (d) no consent, approval or authorization of, or registration with or notice to, any federal or Delaware banking authority governing the trust powers of the Property Trustee is required for the execution, delivery or performance by the Property Trustee of this Declaration.

SECTION 13.2          Representations and Warranties of Delaware Trustee.

                      The Trustee that acts as initial Delaware Trustee represents and warrants to the Trust and to the Sponsor at the date of this Declaration, and each Successor Delaware Trustee represents and warrants to the Trust and the Sponsor at the time of the Successor Delaware Trustee's acceptance of its appointment as Delaware Trustee that:

                      (a) the Delaware Trustee is a banking corporation, duly organized, validly existing and in good standing under the laws of the State of Delaware, with corporate power and authority to execute and deliver, and to carry out and perform its obligations under the terms of, this Declaration;

                      (b) the execution, delivery and performance by the Delaware Trustee of this Declaration has been duly authorized by all necessary corporate action on the part of the Delaware Trustee; and this Declaration has been duly executed and delivered by the Delaware Trustee and under Delaware law (excluding any securities laws) constitutes a legal, valid and binding obligation of the Delaware Trustee, enforceable against it in accordance with its terms, subject to applicable bankruptcy, reorganization, moratorium, insolvency, and other similar laws affecting creditors' rights generally and to general principles of equity and the discretion of the court (regardless of whether the enforcement of such remedies is considered in a proceeding in equity or at law);

                      (c) the execution, delivery and performance of this Declaration by the Delaware Trustee does not conflict with or constitute a breach of the charter or by-laws of the Delaware Trustee; and

                      (d) no consent, approval or authorization of, or registration with or notice to, any federal or Delaware banking authority governing the trust powers of the Delaware Trustee is required for the execution, delivery or performance by the Delaware Trustee of this Declaration; and

                      (e) the Delaware Trustee is a natural person who is a resident of the State of Delaware or, if not a natural person, an entity which has its principal place of business in the State of Delaware, and is a Person that satisfies for the Trust Section 3807(a) of the Business Trust Act.

                                  ARTICLE XIV
                                 MISCELLANEOUS

SECTION 14.1          Notices.

                      All notices provided for in this Declaration shall be in writing, duly signed by the party giving such notice, and shall be delivered, telecopied or mailed by first class mail, overnight courier service or confirmed telecopy, as follows:

                      (a) if given to the Trust, in care of the Administrative Trustees at the Trust's mailing address set forth below (or such other address as the Trust may give notice of to the Property Trustee, the Delaware Trustee and the Holders):

                      Hamilton Capital Trust I
                      c/o Hamilton Bancorp Inc.
                      3750 N.W. 87th Avenue
                      Miami, Florida 33178
                      Attn.: John M.R. Jacobs
                      Telephone: (305) 717-5620
                      Telecopier: (305) 717-5631

                      (b) if given to the Delaware Trustee, at the mailing address set forth below (or such other address as the Delaware Trustee may give notice of to the Property Trustee and the Holders):

                      Wilmington Trust Company
                      Rodney Square North
                      1100 North Market Street
                      Wilmington, Delaware 19890-0001
                      Attn.: Corporate Trust Administration
                      Telephone: (302) 651-1000
                      Telecopier: (302) 651-8882

                      (c) if given to the Property Trustee, at the Property Trustee's mailing address set forth below (or such other address as the Property Trustee may give notice of to the Delaware Trustee and the Holders):

                      Wilmington Trust Company
                      Rodney Square North
                      1100 North Market Street
                      Wilmington, Delaware 19890-0001
                      Attn.: Corporate Trust Administration
                      Telephone: (302) 651-1000
                      Telecopier: (302) 651-8882

                      (d) if given to the Holder of the Common Securities, at the mailing address of the Sponsor set forth below (or such other address as the Holder of the Common Securities may give notice to the Trust):

                      Hamilton Bancorp Inc.
                      3750 N.W. 87th Avenue
                      Miami, Florida 33178
                      Attn.: John M.R. Jacobs
                      Telephone: (305) 717-5620
                      Telecopier: (305) 717-5631

                      (e) if given to any other Holder, at the address set forth on the books and records of the Trust.

                      All such notices shall be deemed to have been given when received in person, telecopied with receipt confirmed, or mailed by first class mail, postage prepaid except that if a notice or other document is refused delivery or cannot be delivered because of a changed address of which no notice was given, such notice or other document shall be deemed to have been delivered on the date of such refusal or inability to deliver.

SECTION 14.2          Governing Law.

                      This Declaration and the rights of the parties hereunder shall be governed by and construed in accordance with the laws of the State of Delaware without regard to conflict of laws principles thereof.

SECTION 14.3          Intention of the Parties.

                      It is the intention of the parties hereto that the Trust be classified for United States federal income tax purposes as a grantor trust. The provisions of this Declaration shall be interpreted to further this intention of the parties.

SECTION 14.4          Headings.

                      Headings contained in this Declaration are inserted for convenience of reference only and do not affect the interpretation of this Declaration or any provision hereof.

SECTION 14.5          Successors and Assigns.

                      Whenever in this Declaration any of the parties hereto is named or referred to, the successors and assigns of such party shall be deemed to be included, and all covenants and agreements in this Declaration by the Sponsor and the Trustees shall bind and inure to the benefit of their respective successors and assigns, whether or not so expressed.

SECTION 14.6          Partial Enforceability.

                      If any provision of this Declaration, or the application of such provision to any Person or circumstance, shall be held invalid, the remainder of this Declaration, or the application of such provision to Persons or circumstances other than those to which it is held invalid, shall not be affected thereby.

SECTION 14.7          Counterparts.

                      This Declaration may contain more than one counterpart of the signature page and this Declaration may be executed by the affixing of the signature of each of the Trustees to one or more of such counterpart signature pages. All of such counterpart signature pages shall be read as though one, and they shall have the same force and effect as though all of the signers had signed a single signature page.

                      IN WITNESS WHEREOF, the undersigned has caused these presents to be executed as of the day and year first above written.



                                             -----------------------------------
                                             John M.R. Jacobs
                                             as Administrative Trustee



                                             -----------------------------------
                                             Marilyn Alvarado
                                             as Administrative Trustee



                                             -----------------------------------
                                             Lynn Hernandez
                                             as Administrative Trustee

                                             WILMINGTON TRUST COMPANY
                                             as Delaware Trustee


                                             By:
                                                --------------------------------
                                                Name:
                                                Title:


                                             WILMINGTON TRUST COMPANY
                                             as Property Trustee


                                             By:
                                                --------------------------------
                                                Name:
                                                Title:


                                             HAMILTON BANCORP INC.,
                                             as Sponsor and Debenture Issuer


                                             By:
                                                --------------------------------
                                                Name:
                                                Title:

                                    ANNEX I

                                    TERMS OF
                      [___%] CAPITAL SECURITIES, SERIES A
                            [___%] COMMON SECURITIES


                  Pursuant to Section 7.1 of the Amended and Restated Declaration, dated as of December [__], 1998 (as amended from time to time, the "Declaration"), the designation, rights, privileges, restrictions, preferences and other terms and provisions of the Securities are set out below (each capitalized term used but not defined herein has the meaning set forth in the Declaration or, if not defined in such Declaration, as defined in the Registration Statement referred to below):

         1.       Designation and Number.

                  (a) Series A Capital Securities. 1,380,000 Series A Capital Securities of the Trust with an aggregate liquidation amount with respect to the assets of the Trust of Thirty-Four Million Five Hundred Thousand Dollars ($34,500,000) and with a liquidation amount with respect to the assets of the Trust of Twenty-five Dollars ($25) (the "Liquidation Amount") per security, are hereby designated for the purposes of identification only as "Series A Capital Securities". The certificates evidencing the Series A Capital Securities shall be substantially in the form of Exhibit A-1 to the Declaration, with such changes and additions thereto or deletions therefrom as may be required by ordinary usage, custom or practice or to conform to the rules of any exchange or quotation system on or in which the Series A Capital Securities are listed, traded or quoted.

                  (b) Common Securities. 42,682 Common Securities of the Trust with an aggregate liquidation amount with respect to the assets of the Trust of One Million Sixty-Seven Thousand Fifty Dollars ($1,067,050) and a Liquidation Amount with respect to the assets of the Trust of $25 per security, are hereby designated for the purposes of identification only as "[___]% Common Securities" (the "Common Securities"). The certificates evidencing the Common Securities shall be substantially in the form of Exhibit A-2 to the Declaration, with such changes and additions thereto or deletions therefrom as may be required by ordinary usage, custom or practice.

         2.       Distributions.

                  (a) Distributions on each Security will be payable at a fixed rate per annum of [___]% (the "Coupon Rate") of the liquidation amount of $25 per Security, such rate being the rate of interest payable on the Series A Debentures to be held by the Property Trustee. Distributions in arrears for more than one quarterly period will bear additional Distributions thereon compounded quarterly at the Coupon Rate (to the extent permitted by applicable law). The term "Distributions," as used herein, includes distributions of any and all such interest, if any, payable unless otherwise stated. A Distribution is payable only to the extent that payments are made in respect of the Series A Debentures held by the Property Trustee and to the extent the Property Trustee has funds legally available therefor.

                  (b) Distributions on the Securities will be cumulative, will accumulate from the most recent date to which Distributions have been paid or, if no Distributions have been paid, from December [___], 1998 and will be payable quarterly in arrears on March 31, June 30, September 30 and December 31 of each year, commencing March 31, 1999 (each, a "Distribution Date"), except as otherwise described below. Distributions will be computed on the basis of a 360-day year consisting of twelve 30-day months. As long as no Event of Default has occurred and is continuing under the Indenture, the Debenture Issuer has the right under the Indenture to defer payments of interest by extending the interest payment period at any time and from time to time on the Series A Debentures for a period not exceeding 20 consecutive quarterly periods, including the first such quarterly period during such period (each an "Extension Period"), during which Extension Period no interest shall be due and payable on the Series A Debentures, provided that no Extension Period shall end on a date other than an Interest Payment Date for the Series A Debentures or extend beyond the Maturity Date of the Series A Debentures. As a consequence of such deferral, Distributions will also be deferred. Notwithstanding such deferral, Distributions will continue to accumulate with additional Distributions thereon (to the extent permitted by applicable law but not at a rate greater than the rate at which interest is then accruing on the Series A Debentures) at the Coupon Rate compounded quarterly during any such Extension Period. Prior to the termination of any such Extension Period, the Debenture Issuer may further defer payments of interest by further extending such Extension Period, provided that such extension does not cause such Extension Period, together with all such previous and further extensions within such Extension Period, to exceed 20 consecutive quarterly periods, including the first quarterly period during such Extension Period, end on a date other than an Interest Payment Date for the Series A Debentures or extend beyond the Maturity Date of the Series A Debentures. Upon the termination of any Extension Period and the payment of all amounts then due, the Debenture Issuer may commence a new Extension Period, subject to the above requirements.

                  (c) Distributions on the Securities will be payable to the Holders thereof as they appear on the books and records of the Trust on the close of business one Business Day prior to the relevant Distribution Date for Capital Securities in book-entry form and the 15th day of the month in which the relevant Distribution Date occurs for Capital Securities not in book-entry form, which Distribution Dates correspond to the Interest Payment Dates for the Series A Debentures. Subject to any applicable laws and regulations and the provisions of the Declaration, each such payment in respect of the Capital Securities will be made as described in the Prospectus, dated December [__], 1998 of the Debenture Issuer and the Trust relating to the Securities and the Series A Debentures. The relevant record dates for the Common Securities shall be the same as the record dates for the Capital Securities. Distributions payable on any Securities that are not punctually paid on any Distribution Date, as a result of the Debenture Issuer having failed to make a payment under the Series A Debentures, will cease to be payable to the Holder on the relevant record date, and such defaulted Distribution will instead be payable to the Person in whose name such Securities are registered on the special record date or other specified date determined in accordance with the Indenture. If any date on which Distributions are payable on the Securities is not a Business Day, then payment of the Distributions payable on such date will be made on the next succeeding day that is a Business Day (and without any interest or other payment in respect of any such delay), unless it would thereby fall in the next calendar year, in which event such date will be the immediately preceding Business Day with the same force and effect as if made on such date.

                  (d) Payments of Distributions (including Additional Amounts, if applicable) in respect of the Series A Capital Securities shall be made by check mailed to the address of the Person entitled thereto as such address shall appear on the Securities Register or, if the Series A Capital Securities are held by a Clearing Agency, such Distributions shall be made to the Clearing Agency in immediately available funds, which shall credit the relevant Persons' accounts at such Clearing Agency on the applicable Distribution Dates. Payments in respect of the Common Securities shall be made in such manner as shall be mutually agreed in writing between the Property Trustee and the Common Security Holder.

                  (e) In the event that there is any money or other property held by or for the Trust that is not accounted for hereunder, such property shall be distributed Pro Rata (as defined herein) among the Holders.

         3.       Liquidation Distribution Upon Dissolution.

                  In the event of any dissolution of the Trust, the Trust shall be liquidated by the Trustees as expeditiously as the Trustees determine to be possible by distributing to the Holders, after satisfaction of liabilities to creditors of the Trust as provided by applicable law, a Like Amount (as defined below) of the Series A Debentures, unless such distribution is determined by the Property Trustee not to be practicable, in which event such Holders will be entitled to receive out of the assets of the Trust legally available for distribution to Holders, after satisfaction of liabilities to creditors of the Trust as provided by applicable law, an amount equal to the aggregate of the liquidation amount of $25 per Security plus accumulated and unpaid Distributions thereon to the date of payment (such amount being the "Liquidation Distribution").

                  "Like Amount" means (i) with respect to a redemption of the Securities, Securities having a Liquidation Amount equal to the principal amount of Series A Debentures to be paid in accordance with their terms and
(ii) with respect to a distribution of Series A Debentures upon the liquidation of the Trust, Series A Debentures having a principal amount equal to the Liquidation Amount of the Securities of the Holder to whom such Series A Debentures are distributed.

                  If, upon any such liquidation, the Liquidation Distribution can be paid only in part because the Trust has insufficient assets legally available to pay in full the aggregate Liquidation Distribution, then the amounts payable directly by the Trust on the Securities shall be paid on a Pro Rata basis.

         4.       Redemption and Distribution.

                  (a) Upon the repayment of the Series A Debentures in whole or in part, at maturity or otherwise (either at the option of the Debenture Issuer or pursuant to a Special Event, as described below), the proceeds from such repayment shall be simultaneously applied by the Property Trustee (subject to the Property Trustee having received written notice no later than 45 days prior to such repayment) to redeem a Like Amount of the Securities at a redemption price equal to 100% of the principal of and accrued and unpaid interest on the Debentures being so paid or redeemed (the "Redemption Price"). Holders will be given not less than 30 nor more than 60 days prior written notice of such redemption.

                  (b) The Debenture Issuer shall have the right (subject to the conditions in the Indenture) to elect to redeem the Series A Debentures, in whole or in part, at any time on or after December __, 2003 (the "Initial Optional Redemption Date"), and, simultaneous with such redemption, to cause a Like Amount of the Securities to be redeemed by the Trust at the Redemption Price on a Pro Rata basis.

                           (i)      In the case of an optional redemption, if
fewer than all the outstanding Securities are to be so redeemed, the Common Securities and the Capital Securities shall be redeemed Pro Rata, and the Capital Securities to be redeemed will be determined as described in Section 4(f)(ii) below. Upon the entry of an order for the dissolution of the Trust by a court of competent jurisdiction, the Series A Debentures thereafter will be subject to optional redemption, in whole, but not in part, on or after the Initial Optional Redemption Date.

                  (c) If at any time an Investment Company Event, a Regulatory Capital Event or a Tax Event (each as defined below, and each a "Special Event") occurs, the Debenture Issuer shall have the right (subject to the conditions set forth in the Indenture) at any time prior to the Initial Optional Redemption Date, to redeem the Series A Debentures in whole, but not in part, within the 90 days following the occurrence of such Special Event (the "90 Day Period"), and, simultaneous with such redemption, to cause a Like Amount of the Securities to be redeemed by the Trust at the Redemption Price on a Pro Rata basis.

                  "Investment Company Event" shall mean the receipt by the Debenture Issuer and the Trust of an opinion of independent securities counsel experienced in such matters to the effect that as a result of (a) any amendment to, or change (including any announced prospective change) in, the laws or any regulations thereunder of the United States or any rules, guidelines or policies of any applicable regulatory authority for the Debenture Issuer or (b) any official administrative pronouncement or judicial decision interpreting or applying such laws or regulations, which amendment or change is effective or which pronouncement or decision is announced on or after the date of original issuance of the Securities, the Trust is, or within 90 days of the date of such opinion will be, considered an Investment Company that is required to be registered under the Investment Company Act.

                  "Regulatory Capital Event" shall mean the receipt by the Debenture Issuer and the Trust of an opinion of independent bank regulatory counsel experienced in such matters to the effect that as a result of (a) any amendment to, or change (including any announced prospective change) in, the laws (or any regulations thereunder) of the United States or any rules, guidelines or policies of an applicable regulatory authority for the Debenture Issuer or (b) any official administrative pronouncement or judicial decision interpreting or applying such laws or regulations, which amendment or change is effective or which pronouncement or decision is announced on or after the date of original issuance of the Securities, the Capital Securities do not constitute, or within 90 days of the date of such opinion will not constitute, Tier 1 Capital (or its then equivalent if the Sponsor were subject to such capital requirement); provided, however, that the distribution of the Series A

Debentures in connection with the liquidation of the Trust by the Debenture Issuer shall not in and of itself constitute a Regulatory Capital Event.

                  "Tax Event" shall occur upon receipt by the Debenture Issuer and the Trust of an opinion of independent tax counsel experienced in such matters to the effect that, as a result of any amendment to, or change (including any announced prospective change) in, the laws or any regulations thereunder of the United States or any political subdivision or taxing authority thereof or therein, or (b) any official administrative pronouncement or judicial decision interpreting or applying such laws or regulations, which amendment or change is effective or which pronouncement or decision is announced on or after the date of original issuance of the Securities, there is more than an insubstantial risk that (i) the Trust is, or will be within 90 days of the date of such opinion, subject to United States federal income tax with respect to income received or accrued on the Series A Debentures, (ii) the interest payable by the Debenture Issuer on the Series A Debentures is not, or within 90 days of the date of such opinion will not be, deductible by the Debenture Issuer, in whole or in part, for United States federal income tax purposes, or (iii) the Trust is, or will be within 90 days of the date of such opinion, subject to more than a de minimis amount of other taxes, duties or other governmental charges.

                  (d) On and from the date fixed by the Trustees for any distribution of Debentures and liquidation of the Trust: (i) the Securities will no longer be deemed to be outstanding, (ii) the Clearing Agency or its nominee (or any successor Clearing Agency or its nominee), as the Holder of the Capital Securities, will receive a registered global certificate or certificates representing the Series A Debentures to be delivered upon such distribution, and (iii) any certificates representing Securities not held by the Clearing Agency or its nominee (or any successor Clearing Agency or its nominee) will be deemed to represent beneficial interests in a Like Amount of Series A Debentures until such certificates are presented to the Debenture Issuer or its agent for transfer or reissue.

                  (e) The Trust may not redeem fewer than all the outstanding Securities unless all accumulated and unpaid Distributions have been paid on all Securities for all quarterly Distribution periods terminating on or before the date of redemption.

                  (f) The procedure with respect to redemptions or distributions of Securities shall be as follows:

         (i) Notice of any redemption of, or notice of distribution of Series A Debentures in exchange for, the Securities (a "Redemption/Distribution Notice") will be given by the Trust by mail to each Holder to be redeemed or exchanged not fewer than 30 nor more than 60 days before the date fixed for redemption or exchange thereof which, in the case of a redemption, will be the date fixed for redemption of the Series A Debentures. For purposes of the calculation of the date of redemption or exchange and the dates on which notices are given pursuant to this Section 4(f)(i), a Redemption/Distribution Notice shall be deemed to be given on the day such notice is first mailed by first-class mail, postage prepaid, to Holders. Each Redemption/Distribution Notice shall be addressed to the Holders at the address of each such Holder appearing in the books and records of the Trust. No defect in the Redemption/Distribution Notice or in the mailing of either thereof with respect to any Holder shall affect the validity of the redemption or exchange proceedings with respect to any other Holder.

         (ii) In the event that fewer than all the outstanding Securities are to be redeemed, the particular Securities to be redeemed shall be selected on a Pro Rata basis or by such other method (including, without limitation, by lot) deemed fair and appropriate by the Property Trustee (based upon Liquidation Amounts) not more than 60 nor less than 30 days prior to the date fixed for redemption from the outstanding Securities not previously called for redemption; provided, however, that any such redemption may be made on the basis of the aggregate Liquidation Amount of Securities held by each Holder thereof and may be made by making such adjustments as the Trust deems fair and appropriate in order that fractional Securities shall not thereafter remain outstanding. With respect to Capital Securities registered in the name of and held of record by the Clearing Agency or its nominee (or any successor Clearing Agency or its nominee) or any nominee, the distribution of the proceeds of such redemption will be made to the Clearing Agency and disbursed by such Clearing Agency in accordance with the procedures applied by such agency or nominee.

         (iii) If Securities are to be redeemed and the Trust gives a Redemption/Distribution Notice (which notice will be irrevocable), then (A) with respect to Capital Securities issued in book-entry form, by 12:00 noon, New York City time, on the redemption date, provided that the Debenture Issuer has paid the Property Trustee a sufficient amount of cash in connection with the related redemption or maturity of the Series A Debentures by 10:00 a.m., New York City time, on the Maturity Date or the date of redemption, as the case requires, the Property Trustee will deposit irrevocably with the Clearing Agency or its nominee (or successor Clearing Agency or its nominee) immediately available funds sufficient to pay the applicable Redemption Price with respect to such Capital Securities and will give the Clearing Agency irrevocable instructions and authority to pay the Redemption Price to the relevant Clearing Agency Participants, and (B) with respect to Capital Securities issued in certificated form and Common Securities, provided that the Debenture Issuer has paid the Property Trustee a sufficient amount of cash in connection with the related redemption or maturity of the Series A Debentures, the Property Trustee will irrevocably deposit with the paying agent for the Capital Securities (if other than the Property Trustee) funds sufficient to pay the applicable Redemption Price to the Holders by check mailed to the address of the relevant Holder appearing on the books and records of the Trust on the redemption date, and provided, further, that any such payment shall become due only upon surrender by the Holder of the related certificated Capital Securities. If a Redemption/ Distribution Notice shall have been given and funds deposited as required, if applicable, then immediately prior to the close of business on the date of such deposit, or on the redemption date, as applicable, Distributions will cease to accumulate on the Securities so called for redemption and all rights of Holders so called for redemption will cease, except the right of the Holders of such Securities to receive the Redemption Price, but without interest on such Redemption Price, and such Securities shall cease to be outstanding.

         (iv) Payment of accumulated and unpaid Distributions on the Redemption Date of the Securities will be subject to the rights of Holders at the close of business on a regular record date in respect of a Distribution Date occurring on or prior to such Redemption Date.

                  Neither the Administrative Trustees nor the Trust shall be required to register or cause to be registered the transfer of (i) any Securities beginning at the opening of business 15 days before the day of mailing of a notice of redemption or any notice of selection of Securities for redemption or (ii) any Securities selected for redemption except the unredeemed portion of any Security being redeemed. If any date fixed for redemption of Securities is not a Business Day, then payment of the Redemption Price payable on such date will be made on the next succeeding day that is a Business Day (and without any interest or other payment with respect to any such delay), unless it would thereby fall in the next calender year, in which event such date will be the immediately preceding Business Day with the same force and effect as if made on such date. If payment of the Redemption Price with respect to any Securities is improperly withheld or refused and not paid either by the Property Trustee or by the Sponsor as guarantor pursuant to the relevant Securities Guarantee, Distributions on such Securities will continue to accumulate from the original redemption date to the actual date of payment, in which case the actual payment date will be considered the date fixed for redemption for purposes of calculating the Redemption Price.

         (v) Redemption/Distribution Notices shall be sent by the Property Trustee on behalf of the Trust to (A) with respect to Capital Securities issued in book-entry form, the Clearing Agency or its nominee (or any successor Clearing Agency or its nominee), (B) with respect to Capital Securities issued in certificated form, to the Holders thereof, and (C) with respect to the Common Securities, to the Holders thereof.

         (vi) Subject to the foregoing and applicable law (including, without limitation, United States federal securities laws and banking laws), the Sponsor or any of its subsidiaries may at any time and from time to time purchase outstanding Capital Securities by tender, in the open market or by private agreement.

         5.       Voting Rights - Capital Securities.

                  (a) Except as provided under Sections 5(b), 6(b) and 7 and as otherwise required by law and the Declaration, the Holders of the Capital Securities will have no voting rights.

                  (b) So long as any Series A Debentures are held by the Property Trustee, the Trustees shall not (i) direct the time, method and place of conducting any proceeding for any remedy available to the Debenture Trustee or executing any trust or power conferred on such Debenture Trustee with respect to the Series A Debentures, (ii) waive any past default that is waivable under Section 5.07 of the Indenture, (iii) exercise any right to rescind or annul a declaration of acceleration of the maturity of the principal of the Series A Debentures or (iv) consent to any amendment, modification or termination of the Indenture or the Series A Debentures, where such consent shall be required, without, in each case, obtaining the prior approval of the Holders of a Majority in Liquidation Amount of all outstanding Capital Securities; provided, however, that where a consent under the Indenture would require the consent of each holder of Series A Debentures affected thereby, no such consent shall be given by the Property Trustee without the prior approval of each Holder of the Capital Securities. The Trustees shall not revoke any action previously authorized or approved by a vote of the Holders of the Capital Securities except by subsequent vote of such Holders. The Property Trustee shall notify each Holder of Capital Securities of any notice of default with respect to the Series A Debentures. In addition to obtaining the foregoing approvals of such Holders of the Capital Securities, prior to taking any of the foregoing actions, the Trustees shall obtain an opinion of counsel experienced in such matters to the effect that the Trust will continue not to be classified as an association taxable as a corporation or be less likely to be classified as a grantor trust, in each case for United States federal income tax purposes, after taking any such action into account.

                  If an Event of Default under the Declaration has occurred and is continuing and such event is attributable to the failure of the Debenture Issuer to pay principal of or interest on the Series A Debentures on the due date (or, in the case of redemption, on the redemption date), then a Holder of Capital Securities may institute a proceeding directly against the Debenture Issuer for enforcement of payment to such Holder of the principal of or interest on a Like Amount of Series A Debentures (a "Direct Action") on or after the respective due date specified in the Series A Debentures. In connection with such Direct Action, the Common Securities Holder will be subordinated to the rights of the Holders of Capital Securities to the extent of any payment made by the Debenture Issuer to such Holder of Capital Securities in such Direct Action. Except as provided in the second preceding sentence, and, except as set forth in the first sentence of Section 3.8(e) of the Declaration, the Holders of Capital Securities will not be able to exercise directly any other remedy available to the holders of the Series A Debentures.

                  Any approval or direction of Holders of Capital Securities may be given at a separate meeting of Holders of Capital Securities convened for such purpose, at a meeting of all of the Holders of Securities in the Trust or pursuant to written consent. The Property Trustee will cause a notice of any meeting at which Holders of Capital Securities are entitled to vote to be mailed to each Holder of record of Capital Securities. Each such notice will include a statement setting forth (i) the date of such meeting or the date by which such action is to be taken, (ii) a description of any resolution proposed for adoption at such meeting on which such Holders are entitled to vote or of such matter upon which written consent is sought and (iii) instructions for the delivery of proxies or consent.

                  No vote or consent of the Holders of the Capital Securities will be required for the Trust to redeem and cancel Capital Securities or to distribute the Series A Debentures in accordance with the Declaration and the terms of the Securities.

                  Notwithstanding that Holders of Capital Securities are entitled to vote or consent under any of the circumstances described above, any of the Capital Securities that are owned by the Sponsor or any Affiliate of the Sponsor shall not be entitled to vote or consent and shall, for purposes of such vote or consent, be treated as if they were not outstanding.

         6.       Voting Rights - Common Securities.

                  (a) Except as provided under Sections 6(b), 6(c) and 7 or as otherwise required by law and the Declaration, the Holders of the Common Securities will have no voting rights.

                  (b) Unless a Debenture Event of Default shall have occurred and be continuing, any Trustee may be removed at any time by the Holder of the Common Securities. If a Debenture Event of Default has occurred and is continuing, the Property Trustee and the Delaware Trustee may be removed at such time by the Holders of a Majority in Liquidation Amount of the outstanding Capital Securities. In no event will the Holders of the Capital Securities have the right to vote to appoint, remove or replace the Administrative Trustees, which voting rights are vested exclusively in the Sponsor as the Holder of the Common Securities. No resignation or removal of a Trustee and no appointment of a successor trustee shall be effective until the acceptance of appointment by the successor trustee in accordance with the provisions of the Declaration.

                  (c) So long as any Series A Debentures are held by the Property Trustee, the Trustees shall not (i) direct the time, method and place of conducting any proceeding for any remedy available to the Debenture Trustee, or executing any trust or power conferred on such Debenture Trustee with respect to the Series A Debentures, (ii) waive any past default that is waivable under Section 5.07 of the Indenture, (iii) exercise any right to rescind or annul a declaration of acceleration of the maturity of the principal of the Series A Debentures or (iv) consent to any amendment, modification or termination of the Indenture or the Series A Debentures, where such consent shall be required, without, in each case, obtaining the prior approval of the Holders of a Majority in Liquidation Amount of all outstanding Common Securities; provided, however, that where a consent under the Indenture would require the consent of each holder of Series A Debentures affected thereby, no such consent shall be given by the Property Trustee without the prior approval of each Holder of the Common Securities. The Trustees shall not revoke any action previously authorized or approved by a vote of the Holders of the Common Securities except by subsequent vote of such Holders. The Property Trustee shall notify each Holder of Common Securities of any notice of default with respect to the Series A Debentures. In addition to obtaining the foregoing approvals of such Holders of the Common Securities, prior to taking any of the foregoing actions, the Trustees shall obtain an opinion of counsel experienced in such matters to the effect that the Trust will continue not to be classified as an association taxable as a corporation or to be less likely to be classified as a grantor trust, in each case for United States federal income tax purposes, after taking any such action into account.

                  If an Event of Default under the Declaration has occurred and is continuing and such event is attributable to the failure of the Debenture Issuer to pay principal of or interest on the Series A Debentures on the due date (or in the case of redemption, on the redemption date), then a Holder of Common Securities may institute a Direct Action directly against the Debenture Issuer for enforcement of payment to such Holder of the principal of or interest on a Like Amount of Series A Debentures on or after the respective due date specified in the Series A Debentures. In connection with such Direct Action, the rights of the Common Securities Holder will be subordinated to the rights of the Holders of Capital Securities in respect of any payment from the Debenture Issuer in such Direct Action. Except as provided in the second preceding sentence, the Holders of Common Securities will not be able to exercise directly any other remedy available to the holders of the Series A Debentures.

                  Any approval or direction of Holders of Common Securities may be given at a separate meeting of Holders of Common Securities convened for such purpose, at a meeting of all of the Holders of Securities in the Trust or pursuant to written consent. The Administrative Trustees will cause a notice of any meeting at which Holders of Common Securities are entitled to vote, or of any matter upon which action by written consent of such Holders is to be taken, to be mailed to each Holder of record of Common Securities. Each such notice will include a statement setting forth (i) the date of such meeting or the date by which such action is to be taken, (ii) a description of any resolution proposed for adoption at such meeting on which such Holders are entitled to vote or of such matter upon which written consent is sought and (iii) instructions for the delivery of proxies or consents.

                  No vote or consent of the Holders of the Common Securities will be required for the Trust to redeem and cancel Common Securities or to distribute the Series A Debentures in accordance with the Declaration and the terms of the Securities.

         7.       Amendments to Declaration.

                  In addition to the requirements set forth in Section 12.1 of the Declaration, the Declaration may be amended from time to time by the Sponsor, the Property Trustee and the Administrative Trustees without the consent of the Holders (i) to cure any ambiguity, correct or supplement any provisions in the Declaration that may be inconsistent with any other provisions, or to make any other provisions with respect to matters or questions arising under the Declaration which shall not be inconsistent with the other provisions of the Declaration or (ii) to modify, eliminate or add to any provisions of the Declaration to such extent as shall be necessary to ensure that the Trust will not be classified as an association taxable as a corporation and will not be less likely to be classified as a grantor trust, in each case for United States federal income tax purposes, at all times that any Securities are outstanding or to ensure that the Trust will not be required to register as an Investment Company under the Investment Company Act; provided, however, that in the case of an amendment pursuant to clause (i) above, such action shall not adversely affect in any material respect the interests of any Holder, and any such amendments of the Declaration shall become effective when notice thereof is given to the Holders. The Declaration may also be amended by the Trustees and the Sponsor with (i) the consent of Holders representing a Majority in Liquidation Amount of all outstanding Securities, and (ii) receipt by the Trustees of an Opinion of Counsel to the effect that such amendment or the exercise of any power granted to the Trustees in accordance with such amendment will not affect the Trust's status as not an association taxable as a corporation or as a grantor trust for United States federal income tax purposes or the Trust's exemption from status as an Investment Company under the Investment Company Act; provided, however, that, without the consent of each Holder of Trust Securities, the Declaration may not be amended to (i) change the amount or timing of any Distribution on, or the payment required to be made in respect of, the Trust Securities as of a specified date or (ii) restrict the right of a Holder of Trust Securities to institute suit for the enforcement of any such payment on or after such date.

         8.       Pro Rata.

                  A reference in these terms of the Securities to any payment, distribution or treatment as being "Pro Rata" shall mean pro rata to each Holder according to the aggregate liquidation amount of the Securities held by such Holder in relation to the aggregate liquidation amount of all Securities outstanding unless, in relation to a payment, an Event of Default under the Declaration has occurred and is continuing, in which case any funds available to make such payment shall be paid first to each Holder of the Capital Securities pro rata according to the aggregate liquidation amount of Capital

Securities held by such Holder relative to the aggregate liquidation amount of all Capital Securities outstanding and then, only after satisfaction of all amounts owed to the Holders of the Capital Securities, to each Holder of Common Securities pro rata according to the aggregate liquidation amount of Common Securities held by such Holder relative to the aggregate liquidation amount of all Common Securities outstanding.

         9.       Ranking.

                  The Capital Securities rank pari passu with the Common Securities and payment thereon shall be made Pro Rata with the Common Securities, except that, if an Event of Default under the Declaration occurs and is continuing, no payments in respect of Distributions on, or payments upon liquidation, redemption or otherwise with respect to, the Common Securities shall be made until the Holders of the Capital Securities shall be paid in full the Distributions, Redemption Price, Liquidation Distribution and any other payments to which they are entitled at such time.

         10. Acceptance of Capital Securities Guarantee, Common Securities Guarantee. Indenture and Series A Debentures.

                  Each Holder of Capital Securities and Common Securities, by the acceptance thereof, agrees to the provisions of the Capital Securities Guarantee, the Common Securities Guarantee, the Indenture and the Series A Debentures, as applicable, including the subordination provisions therein.

         11.      No Preemptive Rights.

                  Neither the issuance of Capital Securities nor the issuance of Common Securities is subject to preemptive or other similar rights. The Holders shall have no preemptive or similar rights to subscribe for any additional securities.

         12.      Miscellaneous.

                  These terms constitute a part of the Declaration.

                  The Sponsor will provide a copy of the Declaration, the Capital Securities Guarantee or the Common Securities Guarantee, as applicable, and the Indenture (including any supplemental indenture) to a Holder without charge upon written request to the Trust at its principal place of business.

                                  EXHIBIT A-1

                      FORM OF CAPITAL SECURITY CERTIFICATE

                           [FORM OF FACE OF SECURITY]

                  [IF THIS CAPITAL SECURITY IS A GLOBAL CAPITAL SECURITY,
INSERT: THIS CAPITAL SECURITY IS A GLOBAL CAPITAL SECURITY WITHIN THE MEANING OF THE DECLARATION HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF THE DEPOSITORY TRUST COMPANY (THE "CLEARING AGENCY") OR A NOMINEE OF THE CLEARING AGENCY. THIS CAPITAL SECURITY IS EXCHANGEABLE FOR CAPITAL SECURITIES REGISTERED IN THE NAME OF A PERSON OTHER THAN THE CLEARING AGENCY OR ITS NOMINEE ONLY IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE DECLARATION, AND NO TRANSFER OF THIS CAPITAL SECURITY (OTHER THAN A TRANSFER OF THIS CAPITAL SECURITY AS A WHOLE BY THE CLEARING AGENCY TO A NOMINEE OF THE CLEARING AGENCY OR BY A NOMINEE OF THE CLEARING AGENCY TO THE CLEARING AGENCY OR ANOTHER NOMINEE OF THE CLEARING AGENCY) MAY BE REGISTERED EXCEPT IN LIMITED CIRCUMSTANCES.

                  UNLESS THIS CAPITAL SECURITY IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE CLEARING AGENCY TO THE TRUST OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CAPITAL SECURITY ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE CLEARING AGENCY AND ANY PAYMENT HEREON IS MADE TO CEDE & CO., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]


                                      A1-1

Certificate Number: [_______________________]    Aggregate Liquidation
                                                 Amount: $[____________________]

CUSIP Number:[____________________]

                   Certificate Evidencing Capital Securities

                                       of

                            Hamilton Capital Trust I

                       [____]% Capital Securities, Series A
                 (liquidation amount $25 per Capital Security)

                  Hamilton Capital Trust I, a statutory business trust created under the laws of the State of Delaware (the "Trust"), hereby certifies that [_________________] (the "Holder") is the registered owner of [$[_________] in aggregate liquidation amount of Series A Capital Securities of the Trust]1 [the aggregate liquidation amount of Series A Capital Securities of the Trust specified in Schedule A hereto]2 representing undivided preferred beneficial interests in the assets of the Trust designated the [________]% Capital Securities, Series A (liquidation amount $25 per Capital Security) (the "Series A Capital Securities"). The Series A Capital Securities are transferable on the books and records of the Trust, in person or by a duly authorized attorney, upon surrender of this certificate duly endorsed and in proper form for transfer. The designation, rights, privileges, restrictions, preferences and other terms and provisions of the Series A Capital Securities represented hereby are issued and shall in all respects be subject to the provisions of the Amended and Restated Declaration of the Trust, dated as of December [______________], 1998, as the same may be amended from time to time (the "Declaration"), including the designation of the terms of the Series A Capital Securities as set forth in Annex I to the Declaration. Capitalized terms used but not defined herein shall have the meaning given them in the Declaration. The Sponsor will provide a copy of the Declaration, the Series A Capital Securities Guarantee and the Indenture (including any supplemental indenture) to a Holder without charge upon written request to the Trust at its principal place of business.

                  Upon receipt of this Certificate, the Holder is bound by the Declaration and is entitled to the benefits thereunder and to the benefits of the Series A Capital Securities Guarantee to the extent provided therein.

                  By acceptance hereof, the Holder agrees, for United States federal income tax purposes, to treat the Series A Debentures as indebtedness and the Capital Securities as evidence of indirect beneficial ownership in the Series A Debentures.

----------------------------

         (1)        Insert in Definitive Capital Securities only.

         (2)        Insert in Global Capital Securities only.


                                      A1-2

                  IN WITNESS WHEREOF, the Trust has executed this certificate this [_______] day of [_______________ ____].

                                       HAMILTON CAPITAL TRUST I


                                       By:
                                           -----------------------------------
                                           Name:
                                           Administrative Trustee



                PROPERTY TRUSTEE'S CERTIFICATE OF AUTHENTICATION

         This is one of the [_______]% Capital Securities, Series A of Hamilton Capital Trust I referred to in the within-mentioned Declaration.

Dated: ____________________, ______


                                       WILMINGTON TRUST COMPANY,
                                       not in its individual capacity but solely as Property Trustee

                                       By:
                                           ------------------------------------
                                           Authorized Signatory


                                      A1-3

                         [FORM OF REVERSE OF SECURITY]


         Distributions on each Capital Security will be payable at a fixed rate per annum of [___]% (the "Coupon Rate") of the liquidation amount of $25 per Series A Capital Security, such rate being the rate of interest payable on the Series A Debentures to be held by the Property Trustee. Distributions in arrears for more than one quarterly period will bear interest thereon compounded quarterly at the Coupon Rate (to the extent permitted by applicable law). The term "Distributions," as used herein, includes such cash distributions and any and all such interest, if any, payable unless otherwise stated. A Distribution is payable only to the extent that payments are made in respect of the Series A Debentures held by the Property Trustee and to the extent the Property Trustee has funds legally available therefor.

                  Distributions on the Series A Capital Securities will be cumulative, will accumulate from the most recent date to which Distributions have been paid or, if no Distributions have been paid, from December [___], 1998 and will be payable quarterly in arrears, on March 31, June 30, September 30 and December 31 of each year, commencing March 31, 1999, except as otherwise described below. Distributions will be computed on the basis of a 360-day year consisting of twelve 30-day months. As long as no Event of Default has occurred and is continuing under the Indenture, the Debenture Issuer has the right under the Indenture to defer payments of interest by extending the interest payment period at any time and from time to time on the Series A Debentures for a period not exceeding 20 consecutive calendar quarterly periods, including the first such quarterly period during such extension period (each an "Extension Period"), provided that no Extension Period shall end on a date other than an Interest Payment Date for the Series A Debentures or extend beyond the Maturity Date of the Series A Debentures. As a consequence of such deferral, Distributions will also be deferred. Notwithstanding such deferral, quarterly Distributions will continue to accumulate with interest thereon (to the extent permitted by applicable law, but not at a rate exceeding the rate of interest then accruing on the Series A Debentures) at the Coupon Rate compounded quarterly during any such Extension Period. Prior to the termination of any Extension Period, the Debenture Issuer may further defer payments of interest by further extending such Extension Period; provided that such Extension Period, together with all such previous and further extensions within such Extension Period, may not (i) exceed 20 consecutive quarterly periods, including the first quarterly period during such Extension Period, (ii) end on a date other than an Interest Payment Date for the Series A Debentures or (iii) extend beyond the Maturity Date of the Series A Debentures. Payments of accumulated Distributions will be payable to Holders as they appear on the books and records of the Trust on the record date immediately preceding the end of the Extension Period. Upon the termination of any Extension Period and the payment of all amounts then due, the Debenture Issuer may commence a new Extension Period, subject to the above requirements.


                                      A1-4

                  Subject to receipt by the Sponsor of any and all required regulatory approvals and to certain other conditions set forth in the Declaration and the Indenture, the Property Trustee may, at the direction of the Sponsor, at any time dissolve the Trust and, after satisfaction of liabilities to creditors of the Trust as provided by applicable law, cause the Series A Debentures to be distributed to the Holders of the Securities in liquidation of the Trust or, simultaneously with any redemption of the Series A Debentures, cause a Like Amount of the Securities to be redeemed by the Trust.

                  The Series A Capital Securities shall be redeemable as provided in the Declaration.


                                      A1-5

                                 --------------

                                   ASSIGNMENT

                                 --------------

FOR VALUE RECEIVED, the undersigned hereby assigns and transfers this Capital Security Certificate to:

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
           (Assignee's social security or tax identification number)

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
                       (Address and zip code of assignee)

and irrevocably appoints

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
agent to transfer this Capital Security Certificate on the books of the Trust. The agent may substitute another to act for him or her.

Date:
      ------------------------------

Signature:
           ------------------------------------------------------------------
(Sign exactly as your name appears on the other side of this Capital Security Certificate)

Signature Guarantee:
                     ----------------------------------------------------------

---------------------

         Signature must be guaranteed by an "eligible guarantor institution" that is a bank, stockbroker, savings and loan association or credit union meeting the requirements of the Registrar, which requirements include membership or participation in the Securities Transfer Agents Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.


                                      A1-6

                                  EXHIBIT A-2

                      FORM OF COMMON SECURITY CERTIFICATE

         THIS COMMON SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS OR ANY OTHER APPLICABLE SECURITIES LAW. NEITHER THIS COMMON SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, REGISTRATION.

         THE HOLDER OF THIS COMMON SECURITY BY ITS ACCEPTANCE HEREOF AGREES TO OFFER, SELL OR OTHERWISE TRANSFER THIS COMMON SECURITY, PRIOR TO THE DATE (THE "RESALE RESTRICTION TERMINATION DATE") WHICH IS TWO YEARS AFTER THE LATER OF THE ORIGINAL ISSUANCE DATE HEREOF AND THE LAST DATE ON WHICH HAMILTON BANCORP INC. (THE "CORPORATION") OR ANY "AFFILIATE" OF THE CORPORATION WAS THE OWNER OF THIS COMMON SECURITY (OR ANY PREDECESSOR OF THIS COMMON SECURITY) ONLY (A) TO THE CORPORATION, (B) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, OR (C) PURSUANT TO ANY OTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS UNDER THE SECURITIES ACT, SUBJECT TO THE RIGHT OF HAMILTON CAPITAL TRUST I (THE "TRUST") AND THE CORPORATION PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER (i) PURSUANT TO CLAUSE
(D) OR (E) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATIONS AND/OR OTHER INFORMATION SATISFACTORY TO EACH OF THEM, AND TO REQUIRE THAT THE TRANSFEROR DELIVER TO THE TRUST A LETTER FROM THE TRANSFEREE. SUBSTANTIALLY TO THE EFFECT THAT SUCH HOLDER FURTHER AGREES THAT IT WILL DELIVER TO EACH PERSON TO WHOM THIS COMMON SECURITY IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND.


                                      A2-1

                    Certificate Evidencing Common Securities

                                       of

                            Hamilton Capital Trust I

                            [____]%Common Securities
                  (liquidation amount $25 per Common Security)

                  Hamilton Capital Trust I, a statutory business trust created under the laws of the State of Delaware (the "Trust"), hereby certifies that Hamilton Bancorp Inc. (the "Holder") is the registered owner of [__________] common securities of the Trust representing undivided beneficial interests in the assets of the Trust designated the [____]% Common Securities (liquidation amount $25 per Common Security) (the "Common Securities"). Subject to the terms of the Declaration (as defined below), the Common Securities are transferable on the books and records of the Trust, in person or by a duly authorized attorney, upon surrender of this Certificate duly endorsed and in proper form for transfer. The designation, rights, privileges, restrictions, preferences and other terms and provisions of the Common Securities represented hereby are issued and shall in all respects be subject to the provisions of the Amended and Restated Declaration of the Trust dated as of December [___], 1998, as the same may be amended from time to time (the "Declaration"), including the designation of the terms of the Common Securities as set forth in Annex I to the Declaration. Capitalized terms used but not defined herein shall have the meaning given them in the Declaration. The Sponsor will provide a copy of the Declaration, the Common Securities Guarantee and the Indenture (including any supplemental indenture) to a Holder without charge upon written request to the Trust at its principal place of business.

                  Upon receipt of this Certificate, the Holder is bound by the Declaration and is entitled to the benefits thereunder and to the benefits of the Common Securities Guarantee to the extent provided therein.

                  By acceptance hereof, the Holder agrees to treat, for United States federal income tax purposes, the Series A Debentures as indebtedness and the Common Securities as evidence of indirect beneficial ownership in the Series A Debentures.

                  IN WITNESS WHEREOF, the Trust has executed this certificate this [__] day of [_____________] 1998.

                                      HAMILTON CAPITAL TRUST I


                                      By:
                                          -------------------------------------
                                          Name:
                                          Administrative Trustee


                                      A2-2

                         [FORM OF REVERSE OF SECURITY]

         Distributions on each Common Security will be payable at a fixed rate per annum of [___]% (the "Coupon Rate") of the liquidation amount of $25 per Common Security, such rate being the rate of interest payable on the Series A Debentures to be held by the Property Trustee. Distributions in arrears for more than one quarterly period will bear interest thereon compounded quarterly at the Coupon Rate (to the extent permitted by applicable law). The term "Distributions," as used herein, includes such cash distributions and any and all such interest payable unless otherwise stated. A Distribution is payable only to the extent that payments are made in respect of the Series A Debentures held by the Property Trustee and to the extent the Property Trustee has funds legally available therefor.

         Distributions on the Common Securities will be cumulative, will accrue from the most recent date to which Distributions have been paid or, if no Distributions have been paid, from December [___], 1998 and will be payable quarterly in arrears, on March 31, June 30, September 30 and December 31 of each year, commencing March 31, 1999, except as otherwise described below. Distributions will be computed on the basis of a 360-day year with twelve months of 30 days each. As long as no Event of Default has occurred and is continuing under the Indenture, the Debenture Issuer has the right under the Indenture to defer payments of interest by extending the interest payment period at any time and from time to time on the Series A Debentures for a period not exceeding 20 consecutive calendar quarterly periods, including the first such quarterly period during such extension period (each an "Extension Period"), provided that no Extension Period shall end on a date other than an Interest Payment Date for the Series A Debentures or extend beyond the Maturity Date of the Series A Debentures. As a consequence of such deferral, Distributions will also be deferred. Notwithstanding such deferral, quarterly Distributions will continue to accumulate with interest thereon (to the extent permitted by applicable law, but not at a rate exceeding the rate of interest then accruing on the Series A Debentures) at the Coupon Rate compounded quarterly during any such Extension Period. Prior to the termination of any Extension Period, the Debenture Issuer may further defer payments of interest by further extending such Extension Period; provided that such Extension Period, together with all such previous and further extensions within such Extension Period, may not (i) exceed 20 consecutive quarterly periods, including the first quarterly period during such Extension Period, (ii) end on a date other than an Interest Payment Date for the Series A Debentures or (iii) extend beyond the Maturity Date of the Series A Debentures. Payments of accrued Distributions will be payable to Holders as they appear on the books and records of the Trust on the record date immediately preceding the end of the Extension Period. Upon the termination of any Extension Period and the payment of all amounts then due, the Debenture Issuer may commence a new Extension Period, subject to the above requirements.

         Subject to the receipt by the Sponsor of any and all required regulatory approvals and to certain other conditions set forth in the Declaration and the Indenture, the Property Trustee may, at the direction of the Sponsor, at any time dissolve the Trust and cause the Series A Debentures to be distributed to the Holders of the Securities in liquidation of the Trust or, simultaneously with any redemption of the Series A Debentures, cause a Like Amount of the Securities to be redeemed by the Trust.

         The Common Securities shall be redeemable as provided in the Declaration.

         Under certain circumstances, the rights of the holders of the Common Securities shall be subordinate to the rights of the holders of the Capital Securities, as provided in the Declaration.


                                      A2-3